UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period :	November 1, 2012 — October 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTRNX

Putnam Absolute Return 300 Fund®

Annual report 10|31|13

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
300 Fund®

Annual report
10 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Important notice regarding Putnam’s privacy policy	19

Trustee approval of management contract	20

Financial statements	27

Federal tax information	87

About the Trustees	88

Officers	90

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Bond prices in the portfolio may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may periodically make it more difficult for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

Dear Fellow Shareholder:

In the final months of 2013, we continue to see business conditions as generally positive for well-diversified investment portfolios. Financial markets have shown surprising resilience in the face of recent headwinds, most notably the confrontation over the federal budget and debt ceiling, which took a toll on the economy during October. With Congressional negotiations now continuing into 2014, there is hope that lawmakers may reach an agreement beneficial to the economy, even as investors remain alert to the risk of additional disruption.

Fortunately, equity markets have easily overcome recent obstacles. Supported by generally solid corporate earnings and healthy balance sheets, stock market gains to this point are far above the long-term average for a single year. International stocks have also performed well, particularly in Europe and Japan. While bonds have lagged behind stocks, many fixed-income sectors have advanced, reminding investors of the need for flexible and selective approaches. The sting of rising interest rates has been felt primarily by Treasuries and other government bonds.

At Putnam, we believe markets in flux can often provide the best opportunity for realizing the benefits of financial advice and active portfolio management. An experienced advisor can help investors stay focused on their long-term goals without getting distracted by daily economic and political events. Challenging times also call for innovative and alternative investment strategies managed by experts. In seeking returns for fund shareholders, Putnam’s investment professionals engage in fundamental research, active investing, and risk management strategies.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Absolute Return 300 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive returns above inflation while employing strategies that may produce lower volatility over time. Freed from the constraints of a traditional benchmark, the 300 Fund can invest in a wide range of securities.

The fund's management team has experience in absolute return investing over market cycles.

Featured from left to right:

D. William Kohli *(industry since 1986)*

Michael V. Salm *(industry since 1989)*

Kevin F. Murphy *(industry since 1988)*

Paul D. Scanlon, CFA® *(industry since 1986)*

The fund is not intended to outperform stocks and bonds during strong market rallies.

2 Absolute Return 300 Fund

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted returns above inflation over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for complete details.

The 300 Fund has been less volatile than stocks and on par with bonds.

The fund has pursued active strategies that seek to reduce risk.

Standard deviation of returns since fund inception 12/23/08–10/31/13

Treasury bills 0.05%
Putnam Absolute Return 300 Fund® 2.62%
Bonds 2.85%
Stocks 15.92%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

Absolute Return 300 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 3, 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund is not expected to outperform during periods of market rallies.

4	Absolute Return 300 Fund

Interview with your fund’s portfolio manager

Bill, how would you describe the bond market environment during the 12 months ended October 31, 2013?

Spread sectors — sectors that trade at a yield premium to U.S. Treasuries — posted gains in the final quarter of 2012, as investors stopped focusing on what might go wrong in the global economy and concentrated instead on where the greatest opportunities for returns existed. As we moved into the early months of 2013, credit-sensitive fixed-income securities continued to benefit from a more favorable economic backdrop and the tailwind of increased global liquidity that resulted from accommodative monetary policy in the United States and overseas. In May, however, the market environment changed, as concern about higher interest rates weighed on sentiment, leading investors to take profits. A debate that began in May about when the Federal Reserve would begin reducing its bond-buying program intensified in June, when Chairman Ben Bernanke announced that the central bank could begin scaling back its stimulus program later in 2013, and end it by mid 2014, sooner than investors expected. Investors reacted to this potential shift in Fed monetary policy by selling bonds across all global market sectors, driving rates higher and yield spreads wider.

After spiking in June, interest rates remained elevated until September, due to uncertainty about when the central bank would actually start the process of trimming its

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/13. See pages 3–4 and 12–14 for additional fund performance information. Index descriptions can be found on page 18.

Absolute Return 300 Fund	5

bond purchases. However, seeing a more uneven economic climate than it expected, including a weak September employment report along with the potential for fiscal discord in Washington, the Fed decided at its mid-September policy meeting to keep its $85-billion-a-month bond-buying program in place. This announcement surprised investors, causing bonds to rally, rates to decline, and spreads to tighten. The rally was further fueled when President Obama signed a short-term bill on October 17 that raised the U.S. debt ceiling and will fund the federal government through January 15, 2014, which ended a partial government shutdown. Additionally, after strengthening through the middle of the period on market expectations for the beginning of Fed tapering, the U.S. dollar significantly weakened through period-end following the Fed’s announcement.

Outside the United States, financial conditions in eurozone economies stabilized, as sovereign borrowing rates narrowed. Bank-lending standards for residential mortgages and business loans remained tight, creating a headwind for the recovery, but lending conditions have been improving and consumer credit standards have begun to ease.

The fund outpaced Treasury bills by more than three-and-a-half percentage points at net asset value during the past 12 months. What factors fueled this solid showing?

Our mortgage credit holdings — which included commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS] — bolstered the fund’s results. CMBS benefited from stable-to-rising commercial property values, as well as continued investor demand

Allocations are shown as a percentage of the fund’s net assets as of 10/31/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the chart includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6	Absolute Return 300 Fund

for risk. Our investments in “mezzanine” bonds rated BBB/Baa, which offered higher yields at what we believed were acceptable risks, were particular standouts. Mezzanine CMBS are lower in the capital structure of a package of securities backed by commercial mortgages, and provide a yield advantage over higher-rated bonds along with meaningful principal protection. Non-agency RMBS performed well during the period’s first half, driven by investors’ appetite for higher-yielding securities, as well as a strengthening U.S. housing market.

After detracting in April and May, our prepayment strategies, which we implemented with securitized bonds, such as interest-only collateralized mortgage obligations [IO CMOs], helped performance for the period as a whole. Generally speaking, it was a positive environment for prepayment-sensitive securities, such as IO CMOs, particularly in the summer months. During that time, as interest rates rose, investors began to expect prepayment speeds to slow, which would reduce the likelihood that the mortgages underlying our IO CMO positions would be refinanced. As these marketplace dynamics developed, they helped boost the value of our IO CMO holdings.

Positions in corporate credit, both investment grade and high yield, also proved beneficial. In July and August, given continuing steady U.S. economic growth, corporate bonds were less influenced by the uncertainty surrounding

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/13. Short-term holdings, derivatives, and TBA commitments, if any, are excluded. Holdings may vary over time.

Absolute Return 300 Fund	7

Fed tapering. Then in September, when the central bank decided to postpone scaling back its bond purchases, investors had a renewed appetite for credit risk, and sought to capitalize on the wider yield spreads offered by corporate securities.

Overseas, our overweight allocations to peripheral European government bonds in Italy, Spain, Ireland, Portugal, and Greece, which were held against a net short position in Germany, aided performance, as did our holdings of emerging-market [EM] debt. Within EM debt, the fund benefited the most from investments in Argentina, where we held U.S.-dollar-denominated, local-law bonds that significantly appreciated during the summer months. We then added positions in New York law bonds — bonds issued by Argentina that were governed by New York securities laws — which benefited from favorable court rulings later in the period. We focused on short-maturity bonds, believing that Argentina appeared to have ample reserves to service these obligations without turning to international funding markets.

How did the fund’s duration and yield-curve positioning affect performance?

Our “term-structure” strategy was moderately helpful, as we generally limited the fund’s interest-rate risk during periods when rates were rising, while also positioning the portfolio for a steeper yield curve. Adverse results from some of our tactical duration adjustments partially offset the overall positive contribution from our term-structure positioning. For example, in June, believing that the amount by which rates increased wasn’t justified by the economic environment, we modestly lengthened the

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the chart includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8	Absolute Return 300 Fund

portfolio’s duration to try to capitalize on any retracement in rates. However, the timing of our strategy was early, because rates didn’t meaningfully pull back until mid July, before resuming their upward trend until September.

Which strategies detracted?

Our active currency strategy, which was implemented using long and short positions in currency forward contracts, modestly detracted, as underweight exposure to the strengthening Australian dollar and an overweight allocation to the weakening Brazilian real worked against the fund. On the positive side, a short position in the Japanese yen performed well and partially offset the negative influence of the other aspects of our currency strategy. During the second half of the period, the yen weakened significantly versus the U.S. dollar following the Bank of Japan’s announcement that it would take a more aggressive approach toward monetary easing. By period-end, we had significantly reduced the fund’s currency risk by cutting back most of our active foreign currency positions. We felt this was prudent in light of heightened volatility in foreign-exchange markets.

In what additional ways did you use derivatives during the period?

We used bond futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified notional amount — to take tactical positions at various points along the yield curve. In addition, we employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate and prepayment risks associated with our CMO holdings. We also used total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to take positions in individual securities or baskets of securities.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Absolute Return 300 Fund	9

What is your outlook for the coming months?

As we approach 2014, we are anticipating the Fed’s policy response to the economic activity we have witnessed in 2013. Growth in the United States looks to be on track, while Europe appears to be entering the early-cycle phase of an economic recovery. As a result, we believe the U.S. central bank will begin tapering its bond buying in the near future, possibly during the first quarter of 2014, provided the markets maintain the overall stability they have recently exhibited.

From a medium-term perspective, the desire among policymakers and investors alike is for the financial markets to return to a more normalized environment. Consequently, the Fed would prefer to transition from aggressively providing liquidity to the markets to letting the markets function on their own again. As the markets make this transition, periods of volatility and uncertainty will likely continue. Overall, however, investors appear to be navigating through the beginning stage of this transition fairly well, as risk-seeking behavior has been active in both the credit and stock markets.

All told, we believe continued modest U.S. economic growth, coupled with improving economic performance overseas, will allow interest rates to normalize, which, in our estimation, will probably mean that the 10-year Treasury yield may be at or slightly above 3% by early 2014. Moreover, we believe this normalization in the level of rates can occur without creating negative consequences for the stock market, corporate earnings, or the housing market.

How was the portfolio positioned as of period-end?

The fund was positioned for a rising-rate environment in the United States. Additionally, we were continuing to find what we believed to be compelling opportunities for taking prepayment risk via IO CMOs, and continued to add to our holdings of mezzanine CMBS.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

10	Absolute Return 300 Fund

IN THE NEWS

With stocks rallying and interest rates increasingly volatile, investors are pouring money into equity-based mutual funds. For the first nine months of 2013, inflows into stock funds more than quadrupled, compared with the same time period in 2012, according to the Strategic Insight Monthly Fund Industry Review. U.S. equity funds attracted over $168 billion versus $31 billion during the first three quarters of 2012, while international stock funds garnered over $163 billion in comparison with nearly $50 billion a year ago. Investors are on track in 2013 to invest the most money in equity mutual funds since 2000, according to investment research firm TrimTabs. Meanwhile, fixed-income investors have tapped the brakes, with year-to-date inflows of about $27 billion as of September 30, down from over $290 billion a year ago.

Absolute Return 300 Fund	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	15.75%	14.59%	14.04%	14.04%	11.64%	11.64%	15.25%	14.38%	14.28%	17.22%	17.25%	17.10%
Annual average	3.06	2.84	2.74	2.74	2.29	2.29	2.97	2.81	2.79	3.33	3.33	3.31

3 years	4.96	3.91	4.27	4.27	2.58	2.58	4.72	3.93	4.17	5.80	5.83	5.70
Annual average	1.63	1.29	1.40	1.40	0.85	0.85	1.55	1.29	1.37	1.90	1.91	1.86

1 year	3.73	2.69	3.46	2.46	2.94	1.94	3.68	2.90	3.47	4.03	4.06	3.93

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

12	Absolute Return 300 Fund

Comparative index returns For periods ended 10/31/13

	BofA Merrill Lynch	Barclays
	U.S. Treasury	U.S. Aggregate
	Bill Index	Bond Index

Life of fund	0.85%	25.79%
Annual average	0.17	4.84

3 years	0.37	9.32
Annual average	0.12	3.02

1 year	0.11	–1.08

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,404 and $11,164, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $11,438. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $11,428, $11,722, $11,725, and $11,710, respectively.

Absolute Return 300 Fund	13

Fund price and distribution information For the 12-month period ended 10/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.160		$0.141	$0.066	$0.154		$0.132	$0.173	$0.176	$0.192

Capital gains	—		—	—	—		—	—	—	—

Total	$0.160		$0.141	$0.066	$0.154		$0.132	$0.173	$0.176	$0.192

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/12	$10.58	$10.69	$10.53	$10.44	$10.55	$10.63	$10.54	$10.63	$10.63	$10.63

10/31/13	10.81	10.92	10.75	10.68	10.78	10.86	10.77	10.88	10.88	10.85

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	15.32%	14.17%	13.61%	13.61%	11.32%	11.32%	14.82%	13.96%	13.86%	16.68%	16.82%	16.67%
Annual average	3.03	2.82	2.71	2.71	2.28	2.28	2.94	2.78	2.76	3.29	3.31	3.29

3 years	5.44	4.39	4.75	4.75	3.15	3.15	5.30	4.51	4.65	6.28	6.41	6.28
Annual average	1.78	1.44	1.56	1.56	1.04	1.04	1.74	1.48	1.53	2.05	2.09	2.05

1 year	3.83	2.80	3.67	2.67	3.15	2.15	3.79	3.01	3.57	4.14	4.27	4.14

See the discussion following the Fund performance table on page 12 for information about the calculation of fund performance.

14	Absolute Return 300 Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/12*	0.82%	1.02%	1.57%	0.87%	1.07%	0.57%	0.57%	0.57%

Annualized expense ratio for
the six-month period ended
10/31/13†‡	0.78%	0.98%	1.53%	0.83%	1.03%	0.53%	0.53%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect estimated fees for the current fiscal year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.07% from annualizing the performance fee adjustment for the six months ended 10/31/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2013, to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$3.93	$4.94	$7.70	$4.18	$5.19	$2.68	$2.67	$2.67

Ending value (after expenses)	$1,000.90	$1,000.00	$997.20	$1,000.00	$999.10	$1,002.80	$1,001.80	$1,001.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Absolute Return 300 Fund	15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2013, use the following calculation method. To find the value of your investment on May 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$3.97	$4.99	$7.78	$4.23	$5.24	$2.70	$2.70	$2.70

Ending value (after expenses)	$1,021.27	$1,020.27	$1,017.49	$1,021.02	$1,020.01	$1,022.53	$1,022.53	$1,022.53

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16	Absolute Return 300 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Absolute Return 300 Fund	17

Comparative indexes

Barclays U.S. Aggregate Bond Index is an  unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2013, Putnam employees had approximately $414,000,000 and the Trustees had approximately $99,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18	Absolute Return 300 Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Absolute Return 300 Fund	19

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

20 Absolute Return 300 Fund

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability,

Absolute Return 300 Fund	21

or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund pays a management fee at a fixed rate of 60 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses. This management contract was approved initially by the Trustees on December 14, 2012, and has been in effect only since March 2013. Under your fund’s previous management contract, your fund had the benefit of breakpoints in its management fee schedule that provided shareholders with reduced fee levels as assets under management in the Putnam family of funds increased, but Putnam Management was not obligated to pay the fund’s organizational and other operating expenses out of the management fee. Because your fund’s new management contract had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structure, and the Trustees will examine the operation of this new management fee in future years in light of further experience.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset

22 Absolute Return 300 Fund

size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does

Absolute Return 300 Fund	23

not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, which commenced operations on December 23, 2008, the Trustees considered information about the total return of your fund and your fund’s performance relative to its internal benchmark over the one-year and three-year periods ended December 31, 2012. Your fund’s class A shares’ return net of fees and expenses was positive over the one-year and three-year periods, exceeded its targeted return over the one-year period, and trailed its targeted return over the three-year period. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in

24 Absolute Return 300 Fund

order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management and sub-advisory contract

Following the Trustees’ approval of the continuance of your fund’s management, sub-management and sub-advisory contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting to be held in early 2014.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management and sub-advisory contracts, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management and sub-advisory contracts were identical to the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

Absolute Return 300 Fund	25

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

26 Absolute Return 300 Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 300 Fund	27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 300 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from December 23, 2008 (commencement of operations) through October 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 300 Fund as of October 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 12, 2013

28 Absolute Return 300 Fund

The fund’s portfolio 10/31/13

MORTGAGE-BACKED SECURITIES (45.6%)*	Principal amount	Value

Agency collateralized mortgage obligations (26.6%)
Federal Home Loan Mortgage Corp.
IFB Ser. 2976, Class LC, 23.782s, 2035	$179,196	$268,390
IFB Ser. 3072, Class SM, 23.159s, 2035	424,285	618,362
IFB Ser. 3072, Class SB, 23.012s, 2035	380,147	550,241
IFB Ser. 3249, Class PS, 21.701s, 2036	298,380	414,759
IFB Ser. 2990, Class LB, 16.501s, 2034	1,040,234	1,391,802
IFB Ser. 3859, Class SG, IO, 6.526s, 2039	2,560,393	367,084
IFB Ser. 3856, Class PS, IO, 6.426s, 2040	4,402,864	611,009
IFB Ser. 3708, Class SQ, IO, 6.376s, 2040	11,280,074	1,942,429
IFB Ser. 3907, Class KS, IO, 6.376s, 2040	7,238,139	1,216,739
IFB Ser. 3708, Class SA, IO, 6.276s, 2040	25,256,965	4,260,850
IFB Ser. 4240, Class SA, IO, 5.826s, 2043	25,839,696	5,584,992
IFB Ser. 4245, Class AS, IO, 5.826s, 2043	27,063,150	6,122,226
IFB Ser. 3852, Class NT, 5.826s, 2041	10,626,761	10,633,669
IFB Ser. 3752, Class PS, IO, 5.826s, 2040	17,144,075	2,616,357
IFB Ser. 310, Class S4, IO, 5.776s, 2043	3,482,222	866,203
IFB Ser. 311, Class S1, IO, 5.776s, 2043	31,327,718	7,012,710
IFB Ser. 308, Class S1, IO, 5.776s, 2043	4,196,842	997,925
IFB Ser. 314, Class AS, IO, 5.716s, 2043	4,038,517	896,193
Ser. 3632, Class CI, IO, 5s, 2038	306,452	23,005
Ser. 3626, Class DI, IO, 5s, 2037	113,366	2,578
Ser. 3747, Class HI, IO, 4 1/2s, 2037	565,454	54,651
Ser. 4158, Class TI, IO, 3s, 2042	9,725,657	1,348,268
Ser. 4165, Class TI, IO, 3s, 2042	13,352,196	1,861,296
Ser. T-8, Class A9, IO, 0.468s, 2028	493,999	5,249
Ser. T-59, Class 1AX, IO, 0.274s, 2043	1,142,621	14,193
Ser. T-48, Class A2, IO, 0.212s, 2033	1,689,239	16,628
Ser. 3835, Class FO, PO, zero %, 2041	23,132,249	19,357,991
FRB Ser. T-54, Class 2A, IO, zero %, 2043	686,087	107

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.919s, 2031	1,128,858	1,470,998
IFB Ser. 05-74, Class NK, 26.649s, 2035	125,623	208,222
IFB Ser. 07-53, Class SP, 23.576s, 2037	374,439	556,930
IFB Ser. 05-75, Class GS, 19.739s, 2035	354,698	478,149
IFB Ser. 11-4, Class CS, 12.56s, 2040	3,173,965	3,771,475
IFB Ser. 10-35, Class SG, IO, 6.23s, 2040	9,350,964	1,673,542
IFB Ser. 13-13, Class SA, IO, 5.98s, 2043	14,038,389	3,433,930
IFB Ser. 13-103, Class SK, IO, 5 3/4s, 2043	5,214,528	1,228,789
Ser. 13-101, Class SE, IO, 5.73s, 2043	18,902,056	4,796,397
IFB Ser. 13-102, Class SH, IO, 5.73s, 2043	6,888,215	1,549,848
Ser. 397, Class 2, IO, 5s, 2039	386,212	58,476
Ser. 398, Class C5, IO, 5s, 2039	597,607	76,314
Ser. 418, Class C24, IO, 4s, 2043	11,353,000	2,451,602
Ser. 13-44, Class PI, IO, 4s, 2043	5,728,814	1,025,816
Ser. 12-124, Class UI, IO, 4s, 2042	5,540,774	1,042,774
Ser. 12-40, Class MI, IO, 4s, 2041	23,464,310	4,172,543

Absolute Return 300 Fund 29

MORTGAGE-BACKED SECURITIES (45.6%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 406, Class 2, IO, 4s, 2041	$1,157,491	$208,001
Ser. 406, Class 1, IO, 4s, 2041	753,166	137,377
Ser. 418, Class C15, IO, 3 1/2s, 2043	23,175,000	4,997,629
Ser. 417, Class C19, IO, 3 1/2s, 2033	12,999,762	1,938,785
Ser. 13-6, Class BI, IO, 3s, 2042	5,034,407	583,991
Ser. 13-35, Class IP, IO, 3s, 2042	5,943,520	725,992
Ser. 03-W10, Class 1, IO, 1.147s, 2043	422,275	13,757
Ser. 98-W5, Class X, IO, 0.865s, 2028	924,512	41,603
Ser. 98-W2, Class X, IO, 0.436s, 2028	3,196,524	185,798
Ser. 03-W1, Class 2A, IO, zero %, 2042	1,440,559	113
Ser. 07-44, Class CO, PO, zero %, 2037	95,218	81,809

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.751s, 2041	9,149,527	14,185,243
IFB Ser. 10-158, Class SD, 14.483s, 2040	2,479,000	3,041,287
IFB Ser. 11-70, Class WS, 9.355s, 2040	10,522,271	10,447,879
IFB Ser. 11-72, Class SE, 7.174s, 2041	7,375,000	7,358,259
IFB Ser. 11-61, Class CS, IO, 6.508s, 2035	12,853,271	1,854,084
IFB Ser. 12-26, Class SP, IO, 6.478s, 2042	7,693,871	1,892,923
Ser. 10-9, Class XD, IO, 6.425s, 2040	62,709,306	12,326,141
IFB Ser. 10-50, Class LS, IO, 6.328s, 2040	7,802,529	1,424,040
IFB Ser. 11-56, Class MI, IO, 6.278s, 2041	2,237,471	501,753
IFB Ser. 13-91, Class SP, IO, 6.128s, 2042	5,012,999	972,071
IFB Ser. 10-20, Class SE, IO, 6.078s, 2040	19,545,321	3,484,931
IFB Ser. 13-37, Class S, IO, 6.058s, 2043	3,448,143	605,149
IFB Ser. 13-87, Class AS, IO, 6.028s, 2043	5,164,688	877,274
IFB Ser. 13-87, Class SA, IO, 6.028s, 2043	7,133,835	1,220,299
IFB Ser. 13-124, Class SC, IO, 6.028s, 2041	9,796,983	1,669,112
IFB Ser. 10-120, Class SB, IO, 6.028s, 2035	1,093,735	100,963
IFB Ser. 13-122, Class DS, IO, 5.978s, 2043	4,752,234	810,391
IFB Ser. 10-20, Class SC, IO, 5.978s, 2040	23,502,863	4,175,519
IFB Ser. 13-134, Class DS, IO, 5.928s, 2043	24,272,251	4,207,838
IFB Ser. 13-99, Class VS, IO, 5.925s, 2043	4,328,363	781,529
Ser. 13-149, Class MS, IO, 5.922s, 2039	20,343,000	3,286,666
IFB Ser. 12-34, Class SA, IO, 5.878s, 2042	20,071,769	4,376,850
IFB Ser. 10-151, Class SA, IO, 5.87s, 2040	5,222,970	938,307
IFB Ser. 11-70, Class SN, IO, 5.725s, 2041	12,793,000	3,160,639
IFB Ser. 11-70, Class SH, IO, 5.715s, 2041	15,001,000	3,702,997
IFB Ser. 10-15, Class BS, IO, 5.608s, 2040	6,682,023	1,043,732
IFB Ser. 10-15, Class AS, IO, 5.588s, 2040	13,129,042	2,046,818
IFB Ser. 10-42, Class DS, IO, 5.528s, 2040	25,171,307	4,006,014
IFB Ser. 10-37, Class SG, IO, 5.528s, 2040	6,377,502	1,036,280
Ser. 13-3, Class IT, IO, 5s, 2043	12,376,357	2,581,198
Ser. 11-116, Class IB, IO, 5s, 2040	8,165,418	702,820
Ser. 10-35, Class UI, IO, 5s, 2040	4,444,356	923,312
Ser. 10-20, Class UI, IO, 5s, 2040	15,886,794	3,374,037
Ser. 10-9, Class UI, IO, 5s, 2040	49,669,038	10,186,376
Ser. 09-121, Class UI, IO, 5s, 2039	34,032,069	6,951,050

30 Absolute Return 300 Fund

MORTGAGE-BACKED SECURITIES (45.6%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	$9,155,114	$1,833,220
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	8,405,885	2,045,152
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	754,589	139,750
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	34,774,576	7,223,931
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	9,471,897	1,184,366
Ser. 12-106, Class QI, IO, 4s, 2042	8,259,527	1,510,585
Ser. 12-47, Class CI, IO, 4s, 2042	3,042,860	621,543
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	9,232,472	1,521,142
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	9,372,193	1,441,631
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	4,814,922	756,617
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	6,445,255	1,118,961
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	24,920,916	3,319,612
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	4,398,575	734,166
Ser. 10-151, Class KO, PO, zero %, 2037	2,388,419	2,069,470

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.809s, 2027	246,803	1,851
Ser. 98-3, IO, 0.14s, 2027	148,135	2,176
Ser. 98-2, IO, 0.011s, 2027	126,220	907
Ser. 98-4, IO, zero %, 2026	192,918	4,748

Structured Asset Securities Corp. 144A IFB Ser. 07-4, Class 1A3,
IO, 5.995s, 2045	1,494,158	261,478

		252,011,653
Commercial mortgage-backed securities (15.0%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	1,525,000	1,557,084
Ser. 04-3, Class D, 5.61s, 2039	2,832,319	2,896,584
FRB Ser. 07-3, Class A2, 5.559s, 2049	180,109	180,727
Ser. 06-5, Class A2, 5.317s, 2047	6,013,186	6,044,702
Ser. 06-6, Class A2, 5.309s, 2045	1,225,206	1,231,860
FRB Ser. 05-1, Class B, 5.287s, 2042	2,632,000	2,685,456
FRB Ser. 05-5, Class B, 5.223s, 2045	2,825,000	2,941,673
Ser. 04-4, Class D, 5.073s, 2042	761,000	780,976
Ser. 07-1, Class XW, IO, 0.323s, 2049	6,094,070	47,979

Banc of America Commercial Mortgage Trust 144A
Ser. 04-4, Class XC, IO, 0.823s, 2042	5,542,908	22,149
Ser. 02-PB2, Class XC, IO, 0.403s, 2035	5,216,989	52

Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 07-PW16, Class AJ, 5.708s, 2040 F	4,975,000	4,566,331

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 06-PW11, Class AJ, 5.443s, 2039	2,023,000	2,084,954
Ser. 05-PWR9, Class C, 5.055s, 2042	959,000	893,884
Ser. 05-PWR9, Class AJ, 4.985s, 2042	2,245,000	2,301,350

Bear Stearns Commercial Mortgage Securities, Inc. 144A
FRB Ser. 06-PW11, Class B, 5.443s, 2039	1,244,000	1,241,388
Ser. 07-PW15, Class X2, IO, 0.391s, 2044	245,693,484	245,693

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class AJ,
5.778s, 2049	4,304,000	4,407,937

Absolute Return 300 Fund	31

MORTGAGE-BACKED SECURITIES (45.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class D, 4.878s, 2045	$5,243,000	$4,831,425

Commercial Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	2,201,000	2,313,471
FRB Ser. 04-LB3A, Class E, 5.54s, 2037	4,658,000	4,709,238

Commercial Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.648s, 2044	1,133,000	1,091,985
FRB Ser. 13-CR6, Class D, 4.176s, 2046	713,000	606,343
FRB Ser. 07-C9, Class AJFL, 0.864s, 2049	2,939,000	2,586,320

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 04-C1, Class D, 4.956s, 2037	1,385,000	1,407,506

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.761s, 2039	2,170,165	2,174,030

CS First Boston Mortgage Securities Corp. Ser. 03-CPN1,
Class E, 4.891s, 2035	1,849,000	1,849,000

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	1,628,485	1,791,334
Ser. 03-C3, Class AX, IO, 1.322s, 2038	4,221,857	42

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	2,007,639	2,010,776

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.417s, 2044	3,123,000	3,083,440

Deutsche Bank-UBS Commercial Mortgage Trust 144A FRB
Ser. 11-LC2A, Class D, 5.444s, 2044	426,000	426,525

DLJ Commercial Mortgage Corp. 144A FRB Ser. 98-CG1,
Class B4, 7.172s, 2031	124,071	124,255

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class F, 5.35s, 2035	2,644,000	2,670,440

First Union National Bank Commercial Mortgage 144A
Ser. 01-C3, Class K, 6.155s, 2033	1,182,044	1,182,044

GE Commercial Mortgage Corporation Trust FRB Ser. 05-C1,
Class B, 4.846s, 2048	1,295,000	1,326,393

GE Commercial Mortgage Corporation Trust 144A FRB
Ser. 04-C1, Class G, 5.157s, 2038	2,606,000	2,643,787

GMAC Commercial Mortgage Securities, Inc. 144A FRB
Ser. 03-C2, Class F, 5.068s, 2040	916,621	916,621

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	1,271,000	1,304,936

GS Mortgage Securities Trust
FRB Ser. 04-GG2, Class D, 5.645s, 2038	883,000	897,073
Ser. 05-GG4, Class B, 4.841s, 2039	3,310,000	3,211,362
FRB Ser. 12-GCJ9, Class XA, IO, 2.393s, 2045	9,849,855	1,336,380

GS Mortgage Securities Trust 144A FRB Ser. GC10, Class D,
4.415s, 2046	2,203,000	1,939,962

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12,
Class D, 4.087s, 2045	1,284,000	1,080,315

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.072s, 2051	2,242,000	2,290,427
FRB Ser. 06-LDP7, Class AJ, 5.863s, 2045	1,500,000	1,509,707
FRB Ser. 04-CB9, Class B, 5.647s, 2041	2,354,000	2,416,381

32 Absolute Return 300 Fund

MORTGAGE-BACKED SECURITIES (45.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP6, Class AJ, 5.565s, 2043	$1,594,000	$1,624,445
Ser. 07-LDPX, Class A3S, 5.317s, 2049	3,106,898	3,103,257
Ser. 02-C3, Class D, 5.314s, 2035	415,029	415,548
FRB Ser. 04-CBX, Class B, 5.021s, 2037	807,000	801,021
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	3,805,000	3,645,951
FRB Ser. 13-C10, Class D, 4.161s, 2047	1,053,000	897,683

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.172s, 2051	1,338,000	1,313,780
FRB Ser. 07-CB20, Class C, 6.172s, 2051	1,220,000	1,139,639
FRB Ser. 01-C1, Class H, 5.626s, 2035	2,012,452	2,016,477
FRB Ser. 11-C3, Class E, 5.541s, 2046	918,000	949,763
FRB Ser. 12-LC9, Class E, 4.427s, 2047	240,000	211,051
FRB Ser. 12-LC9, Class D, 4.427s, 2047	1,668,000	1,571,960

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A3, 5.933s, 2040	2,639,464	2,651,234
Ser. 07-C2, Class XW, IO, 0.538s, 2040	4,598,152	82,105

Merrill Lynch Mortgage Trust FRB Ser. 04-BPC1, Class C,
5.011s, 2041	1,668,000	1,686,715

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC, IO,
0.59s, 2043	148,280,172	1,138,643

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	2,598,000	2,559,809

Morgan Stanley Capital I Trust FRB Ser. 07-T27, Class AJ,
5.647s, 2042	1,195,000	1,283,311

Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D,
5.526s, 2045	2,350,000	2,358,813

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	831,761	848,088

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 5.724s, 2043	1,000,000	1,045,600
Ser. 06-C24, Class AJ, 5.658s, 2045	1,979,000	1,908,350
Ser. 05-C17, Class D, 5.396s, 2042	3,960,000	3,900,204
Ser. 06-C29, Class AM, 5.339s, 2048	3,520,000	3,890,642
FRB Ser. 05-C20, Class B, 5.242s, 2042	2,828,000	2,912,076
Ser. 06-C29, IO, 0.393s, 2048	147,852,352	1,740,222

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 04-C10, Class H, 5.455s, 2041	1,017,000	1,022,085
FRB Ser. 04-C11, Class G, 5.427s, 2041	1,500,000	1,500,930

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.248s, 2044	2,602,000	2,532,138
FRB Ser. 12-C10, Class D, 4.46s, 2045	2,159,000	1,932,133
FRB Ser. 13-C11, Class D, 4.184s, 2045	1,039,000	866,266

WFRBS Commercial Mortgage Trust 144A FRB Ser. 13-C15,
Class D, 4.486s, 2046	1,428,000	1,194,388

		142,606,624

Absolute Return 300 Fund	33

MORTGAGE-BACKED SECURITIES (45.6%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) (4.0%)
Banc of America Funding Corp.
FRB Ser. 07-C, Class 07-C, 2.706s, 2036	$1,338,643	$1,238,244
FRB Ser. 06-G, Class 2A5, 0.453s, 2036	2,806,305	2,434,470

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036	961,666	525,166
Ser. 12-RR10, Class 8A2, 4s, 2036	1,988,350	1,968,068
FRB Ser. 12-RR10, Class 9A2, 2.654s, 2035	300,000	262,350

Barclays Capital, LLC Trust 144A
FRB Ser. 13-RR2, Class 3A2, 8.082s, 2036	2,050,000	1,896,250
Ser. 09-RR7, Class 1A7, IO, 1.731s, 2046	40,020,346	1,338,180
Ser. 09-RR7, Class 2A7, IO, 1.572s, 2047	72,022,356	2,254,300

Countrywide Alternative Loan Trust
Ser. 07-4CB, Class 1A5, 5 3/4s, 2037	3,137,909	2,726,216
Ser. 06-24CB, Class A11, 5 3/4s, 2036	2,089,952	1,712,715
FRB Ser. 05-27, Class 1A2, 1.548s, 2035	1,966,956	1,756,491
FRB Ser. 05-51, Class 1A1, 0.492s, 2035	1,979,556	1,583,644

GSR Mortgage Loan Trust FRB Ser. 05-AR6, Class 1A1,
2.67s, 2035	3,668,446	3,723,473

IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR15, Class A1,
0.29s, 2036	1,340,265	997,157

Mortgageit Trust FRB, Step Ser. 05-1, Class 1M1, 0.65s, 2035	3,031,985	2,638,048

WAMU Mortgage Pass-Through Certificates
Ser. 05-AR11, Class X, IO, 1.505s, 2045	14,767,693	666,023
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046	1,841,715	1,565,458
FRB Ser. 2004-AR13, Class A1B2, 0.678s, 2034	3,105,353	2,794,818
FRB Ser. 05-AR13, Class A1C3, 0.66s, 2045	5,204,142	4,444,337
FRB Ser. 05-AR1, Class A1B, 0.56s, 2045	1,239,910	1,045,244

		37,570,652

Total mortgage-backed securities (cost $419,785,256)		$432,188,929

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (16.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.4%)
Government National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, November 1, 2043	$12,000,000	$12,999,374

		12,999,374
U.S. Government Agency Mortgage Obligations (14.9%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4s, with due dates from August 1, 2042 to June 1, 2043	4,484,423	4,694,631

Federal National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, November 1, 2043	63,000,000	67,439,534
4s, TBA, December 1, 2043	1,000,000	1,050,664
4s, TBA, November 1, 2043	3,000,000	3,160,781
4s, July 1, 2042	18,515,486	19,400,757
3 1/2s, with due dates from November 1, 2042 to May 1, 2043	16,715,926	17,038,492
3 1/2s, TBA, December 1, 2043	14,000,000	14,328,125
3 1/2s, TBA, November 1, 2043	14,000,000	14,366,407

		141,479,391

Total U.S. government and agency mortgage obligations (cost $155,689,399)		$154,478,765

34 Absolute Return 300 Fund

U.S. TREASURY OBLIGATIONS (0.1%)*		Principal amount	Value

U.S. Treasury Notes
2 1/2s, March 31, 2015 [i]		$118,000	$122,046
2s, September 30, 2020		382,000	383,847

Total U.S. treasury obligations (cost $503,809)			$505,893

CORPORATE BONDS AND NOTES (15.5%)*		Principal amount	Value

Basic materials (0.8%)
Ashland, Inc. sr. unsec. unsub. notes 3s, 2016		$1,500,000	$1,531,875

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018		670,000	723,600

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		950,000	1,016,500

LyondellBasell Industries NV sr. unsec. notes 6s, 2021		1,535,000	1,785,979

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)		1,985,000	2,599,935

			7,657,889
Capital goods (1.0%)
Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)		2,000,000	2,095,000

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		1,000,000	1,092,500

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		2,425,000	2,558,375

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		890,000	970,100

Schaeffler Holding Finance BV 144A sr. unsec. notes 6 7/8s,
2018 (Netherlands) ‡‡	EUR	220,000	317,001

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018		$2,500,000	2,532,349

			9,565,325
Communication services (1.4%)
Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2015		2,205,000	2,359,934

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023		840,000	831,600

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		510,000	531,165

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018		2,194,000	2,226,910

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		210,000	218,400

Intelsat Luxembourg SA 144A sr. unsec. notes 6 3/4s,
2018 (Luxembourg)		465,000	489,413

SBA Tower Trust 144A company guaranty mtge. notes
4.254s, 2015		2,900,000	2,952,858

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		1,500,000	1,621,875

Time Warner Cable, Inc. sr. unsec. FRN notes 8 3/4s, 2019		425,000	506,490

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2018		480,000	519,600

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2017		1,000,000	1,143,750

			13,401,995
Consumer cyclicals (1.0%)
Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018		2,560,000	2,944,000

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017		149,000	148,628

Absolute Return 300 Fund	35

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	$345,000	$377,775

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	296,000	317,090

Ford Motor Credit Co., LLC sr. unsec. notes 12s, 2015	1,250,000	1,454,441

General Motors Financial Co., Inc. 144A sr. unsec. notes
2 3/4s, 2016	1,500,000	1,511,250

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	596,000	659,731

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	279,000	295,160

Owens Corning company guaranty sr. unsec. notes 9s, 2019	253,000	312,455

Viacom, Inc. sr. unsec. notes 4 3/8s, 2014	1,571,000	1,620,922

		9,641,452
Consumer staples (1.0%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. unsub. notes 5 3/8s, 2014	2,775,000	2,915,360

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	2,105,000	2,402,331

Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015	2,180,000	2,184,650

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	365,000	406,063

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	416,000	433,118

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	865,000	836,888

		9,178,410
Energy (1.5%)
Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	935,000	1,027,331

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 3 1/4s, 2016	1,000,000	1,012,500

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	705,000	750,825

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,000,000	1,036,240

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	95,000	101,175

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	180,000	221,904

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	448,000	504,000

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	5,000,000	5,169,245

Petroleos de Venezuela SA company guaranty sr. unsec. notes
8s, 2013 (Venezuela)	1,775,000	1,767,900

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5/8s, 2015 (Netherlands)	875,000	875,827

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	2,000,000	2,135,000

		14,601,947
Financials (5.9%)
Abbey National Treasury Services PLC/London 144A bank
guaranty sr. unsec. unsub. notes 3 7/8s, 2014 (United Kingdom)	1,000,000	1,030,112

Air Lease Corp. sr. unsec. notes 4 1/2s, 2016	1,000,000	1,047,500

Ally Financial, Inc. sr. unsec. notes 3 1/2s, 2016	1,500,000	1,535,625

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	1,500,000	1,472,463

36 Absolute Return 300 Fund

CORPORATE BONDS AND NOTES (15.5%)* cont.		Principal amount	Value

Financials cont.
Bank of America NA unsec. sub. FRN notes Ser. BKNT,
0.534s, 2016		$3,800,000	$3,734,689

Bank of Nova Scotia sr. unsec. unsub. FRN notes 0.654s,
2016 (Canada)		1,000,000	1,000,251

Boston Properties, LP sr. unsec. unsub. notes 5 5/8s, 2015 R		1,000,000	1,068,712

Boston Properties, LP sr. unsec. unsub. notes 5s, 2015 R		1,500,000	1,598,489

Branch Banking & Trust Co. unsec. sub. FRN notes 0.574s, 2016		500,000	495,389

CIT Group, Inc. 144A sr. unsec. notes 4 3/4s, 2015		1,500,000	1,563,750

Citigroup, Inc. sr. unsec. sub. FRN notes 0.528s, 2016		2,100,000	2,055,707

Colonial Realty LP sr. unsec. unsub. notes 6 1/4s, 2014		2,300,000	2,374,632

Credit Agricole SA/London 144A company guaranty sr. unsec.
unsub. notes 1.404s, 2016 (United Kingdom)		2,200,000	2,226,200

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		940,000	985,825

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016		1,150,000	1,184,500

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)		4,575,000	4,838,429

International Lease Finance Corp. sr. unsec. unsub. notes
3 7/8s, 2018		875,000	877,188

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)		2,940,000	3,321,706

Macquarie Group, Ltd. 144A bonds 7.3s, 2014 (Australia)		2,300,000	2,405,488

National Australia Bank, Ltd./New York company guaranty
sr. unsec. notes 0.788s, 2016 (Australia)		2,000,000	2,007,083

New York Life Global Funding 144A notes 3s, 2015		4,560,000	4,726,554

Principal Life Global Funding II 144A notes 1s, 2015		1,740,000	1,745,447

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015		1,593,750	1,649,072

Royal Bank of Scotland PLC (The) sr. unsec. sub. notes 4.7s,
2018 (United Kingdom)		3,880,000	3,980,818

Royal Bank of Scotland PLC (The) sr. unsec. unsub. notes 2.55s,
2015 (United Kingdom)		737,000	754,821

Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015 R		300,000	310,618

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6,
6 1/4s, 2035 (Russia)		500,000	531,250

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		1,000,000	1,101,800

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)		1,850,000	1,965,625

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 5 3/4s, 2015		2,000,000	2,171,379

			55,761,122
Health care (0.8%)
Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		410,000	440,238

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		500,000	519,375

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	510,000	733,120

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		$905,000	983,102

Absolute Return 300 Fund	37

CORPORATE BONDS AND NOTES (15.5%)* cont.		Principal amount	Value

Health care cont.
Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		$900,000	$1,003,500

HCA, Inc. company guaranty sr. notes 7 7/8s, 2020		805,000	873,425

HCA, Inc. sr. notes 6 1/2s, 2020		612,000	680,850

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		630,000	672,525

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		620,000	657,975

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		665,000	728,175

			7,292,285
Technology (—%)
Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015		120,000	124,908

			124,908
Transportation (0.7%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	888,000	1,034,948

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2019		$925,751	990,554

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017		769,790	816,939

Federal Express Corp. 2012 Pass Through Trust 144A notes
2 5/8s, 2018		3,634,178	3,671,246

			6,513,687
Utilities and power (1.4%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017		1,005,000	1,183,388

Ameren Corp. sr. unsec. notes 8 7/8s, 2014		1,760,000	1,833,969

El Paso Corp. sr. unsec. notes 7s, 2017		1,140,000	1,286,951

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)		905,000	885,769

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018		3,140,000	3,077,702

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019		3,816,000	4,903,539

			13,171,318

Total corporate bonds and notes (cost $142,441,347)			$146,910,338

SENIOR LOANS (9.0%)* [c]		Principal amount	Value

Basic materials (0.6%)
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)		$492,560	$494,714

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)		255,565	256,684

FMG Resources August 2006 Pty., Ltd. bank term loan FRN
Ser. B, 5 1/4s, 2017 (Australia)		415,800	416,462

Ineos US Finance, LLC bank term loan FRN 4s, 2018		996,240	998,730

MacDermid, Inc. bank term loan FRN 4s, 2020		997,500	999,246

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017		1,433,250	1,412,647

Tronox, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2020		1,496,250	1,506,350

			6,084,833
Capital goods (0.8%)
Allison Transmission bank term loan FRN Ser. B3, 3 3/4s, 2019		1,481,316	1,490,112

Beechcraft Holdings, LLC bank term loan FRN Ser. B,
5 3/4s, 2020		500,000	504,167

Gardner Denver, Inc. bank term loan FRN 4 1/4s, 2020		715,000	715,082

38 Absolute Return 300 Fund

SENIOR LOANS (9.0%)* [c] cont.		Principal amount	Value

Capital goods cont.
Generac Holdings, Inc. bank term loan FRN Ser. B, 3 1/2s, 2020		$748,125	$744,852

Reynolds Group Holdings, Inc. bank term loan FRN Ser. B,
4 3/4s, 2018		594,000	598,010

Silver II Borrower SCA bank term loan FRN 4s,
2019 (Luxembourg)		496,250	495,078

SRAM, LLC bank term loan FRN Ser. B, 4s, 2020		1,214,030	1,205,936

TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020		498,744	498,744

WESCO International, Inc. bank term loan FRN 4 1/2s, 2019		963,929	968,507

			7,220,488
Communication services (1.1%)
Asurion, LLC/CA bank term loan FRN Ser. B1, 4 1/2s, 2019		1,571,974	1,569,764

Charter Communications Operating, LLC bank term loan FRN
Ser. E, 3s, 2020		1,496,250	1,479,927

Cricket Communications, Inc. bank term loan FRN Ser. C,
4 3/4s, 2020		1,496,250	1,501,628

Crown Castle Operating Co. bank term loan FRN Ser. B,
3 1/4s, 2019		982,565	979,550

Intelsat Jackson Holdings SA bank term loan FRN 4 1/4s,
2018 (Bermuda)		1,419,814	1,425,392

Level 3 Financing, Inc. bank term loan FRN Ser. B, 4s, 2020		1,000,000	1,004,000

SBA Senior Finance II, LLC bank term loan FRN Ser. B,
3 3/4s, 2018		180,529	180,379

Virgin Media Investment Holdings, Ltd. bank term loan FRN
Ser. B, 3 1/2s, 2020 (United Kingdom)		1,500,000	1,498,542

Windstream Holdings, Inc. bank term loan FRN Ser. B3, 4s, 2019		246,875	247,677

Zayo Group, LLC bank term loan FRN Ser. B, 4 1/2s, 2019		658,333	660,967

			10,547,826
Consumer cyclicals (2.3%)
Academy, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2018		955,350	960,468

American Casino & Entertainment Properties, LLC bank term
loan FRN 6s, 2020		847,875	857,060

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017		217,091	217,815

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018		597,033	559,636

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017		825,407	831,081

Chrysler Group, LLC bank term loan FRN Ser. B, 4 1/4s, 2017		331,638	334,123

CityCenter Holdings, LLC bank term loan FRN Ser. B, 5s, 2020		650,000	655,146

Cumulus Media Holdings, Inc. bank term loan FRN 4 1/2s, 2018		726,468	731,160

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B1, 6s, 2016	CAD	2,046,098	1,957,495

Hilton Worldwide Finance, LLC bank term loan FRN
Ser. B, 4s, 2020		$1,500,000	1,508,250

Hudson’s Bay Co. bank term loan FRN 4 3/4s, 2020 (Canada)		1,500,000	1,518,563

Interactive Data Corp. bank term loan FRN Ser. B, 3 3/4s, 2018		683,495	682,855

J.C. Penney Corp., Inc. bank term loan FRN 6s, 2018		384,038	371,636

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018		1,196,365	1,195,617

Michaels Stores, Inc. bank term loan FRN Ser. B, 3 3/4s, 2020		895,500	897,732

Neiman Marcus Group, Ltd., Inc. bank term loan FRN 5s, 2020		960,000	965,200

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017		83,902	84,252

Absolute Return 300 Fund 39

SENIOR LOANS (9.0%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Peninsula Gaming, LLC bank term loan FRN Ser. B, 4 1/4s, 2017	$969,394	$971,817

PETCO Animal Supplies, Inc. bank term loan FRN 4s, 2017	972,500	975,236

Realogy Group, LLC bank term loan FRN Ser. B, 4 1/2s, 2020	1,492,500	1,504,937

Roofing Supply Group, LLC bank term loan FRN Ser. B, 5s, 2019	990,000	995,363

Serta Simmons Holdings, LLC bank term loan FRN 5s, 2019	185,674	186,835

Tribune Co. bank term loan FRN Ser. B, 4s, 2019	709,638	709,460

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 1/2s, 2020	791,000	793,348

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	1,440,000	1,425,600

		21,890,685
Consumer staples (0.9%)
Affinion Group, Inc. bank term loan FRN 6 1/2s, 2016	969,896	957,923

Del Monte Corp. bank term loan FRN Ser. B, 4s, 2018	446,302	446,525

DineEquity, Inc. bank term loan FRN Ser. B2, 3 3/4s, 2017	243,038	244,383

H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	857,850	863,500

Landry’s, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	1,477,330	1,487,179

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp.
bank term loan FRN Ser. G, 3 1/4s, 2020	995,000	993,046

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2017	1,250,000	1,256,641

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	1,000,000	1,007,188

Sprouts Farmers Market, Inc. bank term loan FRN 4s, 2020	511,786	513,065

US Foods, Inc. bank term loan FRN 4 1/2s, 2019	997,500	997,500

		8,766,950
Energy (0.7%)
EP Energy, LLC bank term loan FRN Ser. B3, 3 1/2s, 2018	856,667	856,667

EXCO Resources, Inc. bank term loan FRN Ser. B, 5s, 2019	1,246,875	1,248,434

Fieldwood Energy, LLC bank term loan FRN 3 7/8s, 2018	1,000,000	1,006,400

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	411,115	406,918

MEG Energy Corp. bank term loan FRN Ser. B, 3 3/4s,
2020 (Canada)	1,453,658	1,460,017

Vantage Drilling Co. bank term loan FRN Ser. B, 6 1/4s, 2017	1,263,500	1,275,608

		6,254,044
Financials (0.4%)
iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R	324,315	325,430

Nuveen Investments, Inc. bank term loan FRN 4.168s, 2017	1,500,000	1,489,500

USI Insurance Services, LLC bank term loan FRN Ser. B, 5s, 2019	1,488,750	1,492,844

Walter Investment Management Corp. bank term loan FRN
5 3/4s, 2017	481,013	485,372

		3,793,146
Health care (1.2%)
Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	482,263	483,038

Fresenius US Finance I, Inc. bank term loan FRN Ser. B,
2.248s, 2019	1,000,000	996,563

HCA, Inc. bank term loan FRN Ser. B4, 2.929s, 2018	1,000,000	1,001,779

Health Management Associates, Inc. bank term loan FRN Ser. B,
3 1/2s, 2018	1,488,578	1,487,183

Iasis Healthcare, LLC /Iasis Capital Corp. bank term loan FRN
Ser. B, 4 1/2s, 2018	980,443	985,825

40 Absolute Return 300 Fund

SENIOR LOANS (9.0%)* [c] cont.		Principal amount	Value

Health care cont.
Kinetic Concepts, Inc. bank term loan FRN Ser. D1, 4 1/2s, 2018		$895,956	$902,003

Multiplan, Inc. bank term loan FRN Ser. B, 4s, 2017		700,291	704,668

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B,
4 1/4s, 2019		371,257	371,717

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018		1,061,181	1,067,145

Quintiles Transnational Corp. bank term loan FRN
Ser. B2, 4s, 2018		981,744	983,789

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. C2, 3 3/4s, 2019		740,625	746,026

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. D2, 3 3/4s, 2019		740,625	746,026

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 4 1/2s, 2020		595,500	602,795

			11,078,557
Technology (0.5%)
Ceridian Corp. bank term loan FRN Ser. B, 4.42s, 2017		1,500,000	1,504,376

Dell, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020		1,500,000	1,490,625

Epicor Software Corp. bank term loan FRN Ser. B, 4 1/2s, 2018		840,560	844,763

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 4s, 2019		950,228	952,604

			4,792,368
Transportation (0.1%)
Livingston International, Inc. bank term loan FRN 5s,
2019 (Canada)		1,496,250	1,492,509

			1,492,509
Utilities and power (0.4%)
AES Corp. (VA) bank term loan FRN Ser. B, 3 3/4s, 2018		992,500	998,083

Calpine Construction Finance Co., LP bank term loan FRN
Ser. B, 3s, 2020		598,500	590,271

Energy Transfer Equity L.P. bank term loan FRN Ser. B,
3 3/4s, 2017		578,250	580,177

NRG Energy, Inc. bank term loan FRN Ser. B, 2 3/4s, 2018		1,492,500	1,489,787

			3,658,318

Total senior loans (cost $85,252,058)			$85,579,724

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (3.9%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		$2,810,000	$2,451,725

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		9,520,000	9,020,200

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		1,710,000	1,864,550

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		350,000	373,625

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)		960,000	1,018,800

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2042 (Greece) ††	EUR	255,500	172,079

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2041 (Greece) ††	EUR	185,500	126,055

Absolute Return 300 Fund	41

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (3.9%)* cont.		Principal amount	Value

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2040 (Greece) ††	EUR	255,500	$174,039

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2039 (Greece) ††	EUR	405,500	277,079

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2038 (Greece) ††	EUR	1,445,500	982,432

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2037 (Greece) ††	EUR	335,500	226,537

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2036 (Greece) ††	EUR	665,500	450,589

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2035 (Greece) ††	EUR	915,500	623,163

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2034 (Greece) ††	EUR	555,500	383,058

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2033 (Greece) ††	EUR	255,500	178,295

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2032 (Greece) ††	EUR	585,500	415,702

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2031 (Greece) ††	EUR	115,500	83,525

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2030 (Greece) ††	EUR	1,645,500	1,216,621

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2029 (Greece) ††	EUR	185,500	140,323

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2028 (Greece) ††	EUR	915,500	709,217

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2027 (Greece) ††	EUR	185,500	147,700

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2026 (Greece) ††	EUR	785,500	646,146

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2025 (Greece) ††	EUR	2,645,500	2,240,104

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	245,500	213,710

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	1,135,500	1,040,818

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		$1,690,000	1,516,200

Ireland (Republic of) unsec. bonds 5 1/2s, 2017 (Ireland)	EUR	2,365,000	3,626,045

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)		$2,000,000	2,131,468

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		815,000	891,406

Portugal (Republic of) sr. unsec. unsub. bonds 4.35s,
2017 (Portugal)	EUR	755,000	1,001,769

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)		$450,000	467,438

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		303,875	362,219

42 Absolute Return 300 Fund

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (3.9%)* cont.		Principal amount	Value

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017 (Spain)	EUR	755,000	$1,142,239

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s,
2017 (Ukraine)		$935,000	898,574

Total foreign government and agency bonds and notes (cost $35,503,862)			$37,213,450

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.88/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.88	$60,737,000	$1,049,536

(3.08)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/3.08	60,737,000	607

Total purchased swap options outstanding (cost $1,050,750)			$1,050,143

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3s TBA
commitments (Call)	Dec-13/$98.52	$14,000,000	$105,700

Federal National Mortgage Association 30 yr 3s TBA
commitments (Call)	Dec-13/98.59	14,000,000	99,820

Total purchased options outstanding (cost $220,391)			$205,520

SHORT-TERM INVESTMENTS (22.2%)*	Principal amount/shares		Value

CBS Corp. commercial paper with a yield of 0.280%,
November 4, 2013		$2,000,000	$1,999,953

ConAgra Foods, Inc. commercial paper with a yield of 0.350%,
November 1, 2013		3,500,000	3,500,000

CRC Funding, LLC commercial paper with a yield of 0.502%,
August 1, 2014		3,000,000	2,989,679

DCP Midstream, LLC 144A commercial paper with a yield
of 0.600%, November 1, 2013		3,000,000	3,000,000

Interest in $45,000,000 joint tri-party repurchase agreement dated 10/31/13 with BNP Paribas Securities Corp. due
11/1/13 — maturity value of $4,600,020 for an effective yield of 0.16% (collateralized by various corporate bonds and notes with coupon rates ranging from 0.7002% to 7.75% and due dates
ranging from 5/1/14 to 9/30/43, valued at $47,250,001)		4,600,000	4,600,000

Molson Coors Brewing Co. commercial paper with a yield
of 0.420%, November 27, 2013		2,500,000	2,499,242

NiSource Finance Corp. commercial paper with a yield
of 0.700%, November 26, 2013		2,100,000	2,098,979

Putnam Money Market Liquidity Fund 0.07% L	shares	73,136,172	73,136,172

Putnam Short Term Investment Fund 0.07% L	shares	47,874,172	47,874,172

SSgA Prime Money Market Fund 0.02% P	shares	1,470,000	1,470,000

Textron, Inc. commercial paper with a yield of 0.700%,
November 22, 2013		$1,000,000	999,592

U.S. Treasury Bills with an effective yield of 0.130%,
August 21, 2014 # ∆ §		50,000,000	49,968,450

U.S. Treasury Bills with an effective yield of 0.120%,
December 12, 2013		7,500,000	7,498,932

Absolute Return 300 Fund 43

SHORT-TERM INVESTMENTS (22.2%)* cont.	Principal amount	Value

Whirlpool Corp. commercial paper with a yield of 0.681%,
December 12, 2013	$3,500,000	$3,497,289

Wyndham Worldwide Corp. commercial paper with a yield
of 0.750%, November 6, 2013	1,500,000	1,499,844

Wyndham Worldwide Corp. commercial paper with a yield
of 0.500%, November 1, 2013	3,500,000	3,500,000

Total short-term investments (cost $210,108,879)		$210,132,304

TOTAL INVESTMENTS

Total investments (cost $1,050,555,751)		$1,068,265,066

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2012 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $947,904,075.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

44 Absolute Return 300 Fund

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $181,386,087 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $423,562,540)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Brazilian Real	Buy	1/3/14	$3,090,941	$3,162,276	$(71,335)

	Chilean Peso	Buy	1/16/14	5,663,409	5,795,098	(131,689)

	Euro	Buy	12/18/13	2,376,784	2,366,555	10,229

	Euro	Sell	12/18/13	2,376,784	2,391,318	14,534

	Singapore Dollar	Sell	11/20/13	3,769,474	3,667,803	(101,671)

	Swiss Franc	Sell	12/18/13	2,182,863	2,106,593	(76,270)

Barclays Bank PLC
	Australian Dollar	Buy	1/16/14	1,647,411	1,693,903	(46,492)

	Brazilian Real	Buy	1/3/14	7,024,681	7,171,717	(147,036)

	British Pound	Buy	12/18/13	4,722,054	4,731,802	(9,748)

	British Pound	Sell	12/18/13	4,722,054	4,710,430	(11,624)

	Canadian Dollar	Sell	1/16/14	5,318,017	5,338,668	20,651

	Czech Koruna	Sell	12/18/13	2,352,053	2,386,946	34,893

	Euro	Sell	12/18/13	9,630,159	9,666,204	36,045

	Hungarian Forint	Buy	12/18/13	2,143,902	2,124,012	19,890

Absolute Return 300 Fund 45

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $423,562,540) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.
	Japanese Yen	Sell	11/20/13	$1,657,599	$1,613,606	$(43,993)

	Mexican Peso	Sell	1/16/14	2,013,232	2,044,211	30,979

	Norwegian Krone	Buy	12/18/13	4,531,863	4,480,791	51,072

	Polish Zloty	Buy	12/18/13	8,337,949	8,443,357	(105,408)

	Singapore Dollar	Sell	11/20/13	7,119,366	7,094,738	(24,628)

	Swiss Franc	Sell	12/18/13	2,641,729	2,558,285	(83,444)

	Turkish Lira	Buy	12/18/13	1,401,553	1,424,351	(22,798)

Citibank, N.A.
	Australian Dollar	Buy	1/16/14	568,608	566,419	2,189

	Brazilian Real	Buy	1/3/14	5,536,800	5,683,110	(146,310)

	British Pound	Sell	12/18/13	2,368,240	2,374,861	6,621

	Canadian Dollar	Sell	1/16/14	3,367,963	3,373,914	5,951

	Euro	Buy	12/18/13	4,649,150	4,597,312	51,838

	Euro	Sell	12/18/13	4,649,150	4,658,137	8,987

	Japanese Yen	Buy	11/20/13	146,318	177,338	(31,020)

	New Taiwan Dollar	Sell	11/20/13	4,217,153	4,227,893	10,740

	Swiss Franc	Sell	12/18/13	4,271,572	4,139,898	(131,674)

Credit Suisse International
	British Pound	Buy	12/18/13	4,436,743	4,403,975	32,768

	Canadian Dollar	Sell	1/16/14	2,305,967	2,329,709	23,742

	Czech Koruna	Sell	12/18/13	2,352,053	2,365,656	13,603

	Euro	Sell	12/18/13	3,511,405	3,575,746	64,341

	Japanese Yen	Buy	11/20/13	2,129,172	2,165,867	(36,695)

	Japanese Yen	Sell	11/20/13	2,129,172	2,109,890	(19,282)

	Mexican Peso	Sell	1/16/14	1,248,654	1,282,944	34,290

	New Zealand Dollar	Buy	1/16/14	2,296,176	2,367,649	(71,473)

	Norwegian Krone	Buy	12/18/13	2,403,033	2,440,940	(37,907)

	Singapore Dollar	Sell	11/20/13	5,932,832	5,940,341	7,509

	South Korean Won	Buy	11/20/13	5,222,284	5,185,520	36,764

	Swedish Krona	Buy	12/18/13	808,676	790,610	18,066

	Swiss Franc	Sell	12/18/13	2,577,011	2,495,383	(81,628)

Deutsche Bank AG
	Australian Dollar	Buy	1/16/14	121,717	174,528	(52,811)

	Canadian Dollar	Sell	1/16/14	1,189,695	1,189,286	(409)

	Euro	Sell	12/18/13	6,125,271	6,088,869	(36,402)

	Japanese Yen	Sell	11/20/13	2,290,192	2,292,946	2,754

	Norwegian Krone	Buy	12/18/13	2,342,625	2,426,500	(83,875)

	Polish Zloty	Buy	12/18/13	3,601,367	3,667,226	(65,859)

	Swiss Franc	Sell	12/18/13	2,868,956	2,769,565	(99,391)

Goldman Sachs International
	Australian Dollar	Buy	1/16/14	2,337,830	2,319,176	18,654

	British Pound	Buy	12/18/13	2,405	87,036	(84,631)

46 Absolute Return 300 Fund

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $423,562,540) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.
	Canadian Dollar	Sell	1/16/14	$1,029,735	$1,018,782	$(10,953)

	Chilean Peso	Buy	1/16/14	5,663,409	5,795,912	(132,503)

	Euro	Buy	12/18/13	3,590,432	3,518,121	72,311

	Euro	Sell	12/18/13	3,590,432	3,508,114	(82,318)

	Japanese Yen	Sell	11/20/13	533,706	476,557	(57,149)

HSBC Bank USA, National Association
	British Pound	Buy	12/18/13	35,904	26,495	9,409

	Chinese Yuan	Buy	11/20/13	471,347	521,070
	(Offshore)					(49,723)

	Euro	Buy	12/18/13	2,367,279	2,360,442	6,837

	Euro	Sell	12/18/13	2,367,279	2,327,878	(39,401)

	New Taiwan Dollar	Sell	11/20/13	4,217,156	4,216,980	(176)

	Swedish Krona	Buy	12/18/13	2,303,797	2,281,118	22,679

	Swedish Krona	Sell	12/18/13	2,303,797	2,330,435	26,638

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/14	2,276,031	2,268,489	7,542

	Brazilian Real	Buy	1/3/14	5,201,001	5,337,014	(136,013)

	British Pound	Buy	12/18/13	7,511,527	7,509,144	2,383

	British Pound	Sell	12/18/13	7,511,527	7,430,118	(81,409)

	Canadian Dollar	Sell	1/16/14	843,068	851,873	8,805

	Czech Koruna	Buy	12/18/13	1,414,242	1,395,284	18,958

	Czech Koruna	Sell	12/18/13	1,414,242	1,374,248	(39,994)

	Euro	Sell	12/18/13	3,671,496	3,705,206	33,710

	Hungarian Forint	Buy	12/18/13	2,579,586	2,615,916	(36,330)

	Japanese Yen	Sell	11/20/13	68,496	99,513	31,017

	Malaysian Ringgit	Buy	11/20/13	5,741,814	5,687,588	54,226

	Malaysian Ringgit	Sell	11/20/13	5,741,814	5,501,144	(240,670)

	Mexican Peso	Sell	1/16/14	1,976,559	1,993,880	17,321

	New Taiwan Dollar	Sell	11/20/13	7,729,792	7,719,769	(10,023)

	New Zealand Dollar	Buy	1/16/14	2,296,176	2,367,551	(71,375)

	Norwegian Krone	Buy	12/18/13	2,364,427	2,395,308	(30,881)

	Polish Zloty	Buy	12/18/13	6,802,938	6,845,020	(42,082)

	Singapore Dollar	Sell	11/20/13	5,932,912	5,902,581	(30,331)

	South Korean Won	Buy	11/20/13	7,370,682	7,345,654	25,028

	Swiss Franc	Buy	12/18/13	2,357,060	2,347,896	9,164

	Swiss Franc	Sell	12/18/13	2,407,445	2,337,326	(70,119)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/16/14	4,702,279	4,687,060	15,219

	Australian Dollar	Sell	1/16/14	4,666,818	4,705,674	38,856

	Brazilian Real	Buy	1/3/14	5,536,800	5,664,098	(127,298)

	Canadian Dollar	Sell	1/16/14	2,339,759	2,368,388	28,629

	Euro	Sell	12/18/13	3,796,690	3,680,916	(115,774)

	Hungarian Forint	Buy	12/18/13	2,143,902	2,124,311	19,591

Absolute Return 300 Fund 47

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $423,562,540) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.
	Japanese Yen	Sell	11/20/13	$2,445,676	$2,404,896	$(40,780)

	Mexican Peso	Sell	1/16/14	2,315,340	2,344,371	29,031

	Swedish Krona	Buy	12/18/13	1,613,498	1,629,192	(15,694)

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/16/14	2,345,919	2,326,827	19,092

	Brazilian Real	Buy	1/3/14	6,101,720	6,249,940	(148,220)

	British Pound	Buy	12/18/13	2,364,874	2,395,871	(30,997)

	Czech Koruna	Buy	12/18/13	1,414,242	1,395,356	18,886

	Czech Koruna	Sell	12/18/13	1,414,242	1,375,105	(39,137)

	Euro	Sell	12/18/13	6,318,900	6,334,506	15,606

	Japanese Yen	Sell	11/20/13	3,423,061	3,417,110	(5,951)

	New Taiwan Dollar	Sell	11/20/13	7,729,796	7,719,116	(10,680)

	New Zealand Dollar	Buy	1/16/14	2,296,176	2,350,368	(54,192)

	Norwegian Krone	Buy	12/18/13	469,518	439,377	30,141

	Polish Zloty	Buy	12/18/13	4,736,615	4,775,256	(38,641)

	Singapore Dollar	Sell	11/20/13	6,209,923	6,133,395	(76,528)

	South Korean Won	Buy	11/20/13	8,791,939	8,727,398	64,541

	Swedish Krona	Buy	12/18/13	2,344,140	2,365,564	(21,424)

	Swiss Franc	Sell	12/18/13	2,014,510	1,873,481	(141,029)

UBS AG
	Australian Dollar	Buy	1/16/14	25,020	26,608	(1,588)

	British Pound	Buy	12/18/13	2,440,850	2,459,183	(18,333)

	Canadian Dollar	Sell	1/16/14	2,235,608	2,242,204	6,596

	Czech Koruna	Sell	12/18/13	4,625,867	4,656,168	30,301

	Euro	Sell	12/18/13	5,274,984	5,322,691	47,707

	Hungarian Forint	Buy	12/18/13	2,579,585	2,642,426	(62,841)

	Japanese Yen	Buy	11/20/13	4,672,490	4,707,046	(34,556)

	Japanese Yen	Sell	11/20/13	4,672,490	4,651,857	(20,633)

	Mexican Peso	Sell	1/16/14	1,354,351	1,388,499	34,148

	New Zealand Dollar	Buy	1/16/14	2,296,258	2,350,559	(54,301)

	Norwegian Krone	Buy	12/18/13	2,344,956	2,402,908	(57,952)

	Singapore Dollar	Sell	11/20/13	6,505,933	6,425,853	(80,080)

	Swedish Krona	Buy	12/18/13	2,428,386	2,411,873	16,513

	Swiss Franc	Sell	12/18/13	739,454	554,623	(184,831)

	Turkish Lira	Buy	12/18/13	2,091,372	2,124,759	(33,387)

	Turkish Lira	Sell	12/18/13	2,091,372	2,083,619	(7,753)

WestPac Banking Corp.
	Australian Dollar	Buy	1/16/14	2,282,332	2,310,861	(28,529)

	Euro	Sell	12/18/13	90,569	128,652	38,083

	Japanese Yen	Buy	11/20/13	1,272,485	1,271,538	947

	Japanese Yen	Sell	11/20/13	1,272,485	1,259,703	(12,782)

Total						$(3,123,839)

48 Absolute Return 300 Fund

FUTURES CONTRACTS OUTSTANDING at 10/31/13

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bobl 5 yr (Short)	9	$1,531,012	Dec-13	$(27,889)

Euro-Bund 10 yr (Short)	192	37,017,677	Dec-13	(903,407)

Euro-Buxl 30 yr (Short)	13	2,225,405	Dec-13	(50,522)

Japanese Government Bond
10 yr (Short)	1	1,475,338	Dec-13	(23,497)

Japanese Government Bond
10 yr Mini (Short)	9	1,327,347	Dec-13	(20,631)

U.K. Gilt 10 yr (Long)	150	26,759,129	Dec-13	284,684

U.S. Treasury Note 5 yr (Short)	304	36,993,000	Dec-13	(250,726)

U.S. Treasury Note 10 yr (Long)	39	4,967,016	Dec-13	(17,137)

Total				$(1,009,125)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/13 (premiums $1,050,759)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.98/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	$42,924,000	$3,005

(2.98)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	42,924,000	1,122,892

Total			$1,125,897

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/13
Counterparty			Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	appreciation/
Floating rate index/Maturity date	date/strike	amount	(depreciation)

Credit Suisse International
(2.70625)/3 month USD-LIBOR-BBA/
Dec-23 (Written)	Dec-13/2.70625	$12,600,000	$6,804

(2.7165)/3 month USD-LIBOR-BBA/
Dec-23 (Written)	Dec-13/2.7165	12,600,000	756

Total			$7,560

TBA SALE COMMITMENTS OUTSTANDING at 10/31/13 (proceeds receivable $83,014,356)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
November 1, 2043	$63,000,000	11/13/13	$67,439,534

Federal National Mortgage Association, 4s,
November 1, 2043	1,000,000	11/13/13	1,053,594

Federal National Mortgage Association, 3 1/2s,
November 1, 2043	14,000,000	11/13/13	14,366,407

Total			$82,859,535

Absolute Return 300 Fund 49

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
CAD	8,511,000	$—	10/31/23	2.9075%	3 month CAD-	$(13,915)
					BA-CDOR

Barclays Bank PLC
EUR	81,659,000 E	—	8/3/17	1 month EUR-	1.41727%	465,443
				EONIA-OIS-
				COMPOUND

GBP	2,816,000	—	8/15/31	3.60%	6 month GBP-	(345,315)
					LIBOR-BBA

Credit Suisse International
AUD	9,803,000	—	4/26/23	6 month AUD-BBR-	3.8725%	(385,268)
				BBSW

AUD	5,373,000	—	5/10/23	6 month AUD-BBR-	3.73%	(248,898)
				BBSW

AUD	4,904,000	—	5/23/23	3.88%	6 month AUD-	173,350
					BBR-BBSW

AUD	5,203,000	—	8/26/23	6 month AUD-BBR-	4.52%	54,716
				BBSW

CHF	5,931,000	—	5/3/23	1.0075%	6 month CHF-	188,160
					LIBOR-BBA

CHF	5,931,000	—	5/3/23	1.01875%	6 month CHF-	181,138
					LIBOR-BBA

CHF	3,733,000	—	9/19/23	6 month CHF-	1.6025%	78,331
				LIBOR-BBA

CHF	4,374,000	—	10/14/23	1.535%	6 month CHF-	(52,863)
					LIBOR-BBA

CHF	2,908,000	—	10/22/23	6 month CHF-	1.51875%	28,569
				LIBOR-BBA

Goldman Sachs International
AUD	4,582,000	—	5/1/23	3.775%	6 month AUD-	195,156
					BBR-BBSW

AUD	16,579,000	—	4/26/23	6 month AUD-BBR-	3.8825%	(639,013)
				BBSW

AUD	3,135,000	—	5/27/23	3.955%	6 month AUD-	92,800
					BBR-BBSW

AUD	1,142,000	—	9/27/23	4.3625%	6 month AUD-	4,539
					BBR-BBSW

CAD	3,576,000	—	5/30/23	2.534%	3 month CAD-	70,912
					BA-CDOR

CHF	16,175,000	—	5/2/23	6 month CHF-	1.008%	(511,588)
				LIBOR-BBA

CHF	4,771,000	—	5/13/23	1.0325%	6 month CHF-	142,512
					LIBOR-BBA

CHF	3,863,000	—	5/16/23	1.065%	6 month CHF-	102,659
					LIBOR-BBA

CHF	3,984,000	—	8/12/23	1.495%	6 month CHF-	(49,338)
					LIBOR-BBA

50 Absolute Return 300 Fund

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
CHF	2,350,000	$—	7/1/23	6 month CHF-	1.5175%	$41,486
				LIBOR-BBA

CHF	8,600,000	—	7/2/23	6 month CHF-	1.515%	149,297
				LIBOR-BBA

CHF	8,600,000	—	7/3/23	6 month CHF-	1.5275%	160,405
				LIBOR-BBA

CHF	3,522,000	—	9/3/23	6 month CHF-	1.585%	71,401
				LIBOR-BBA

CHF	8,723,000	—	10/21/23	6 month CHF-	1.55%	114,428
				LIBOR-BBA

EUR	296,189,000 E	—	8/6/17	1 month EUR-	1.102%	422,660
				EONIA-OIS-
				COMPOUND

EUR	74,426,000	—	8/30/14	1 year EUR-EONIA-	0.11%	(11,809)
				OIS-COMPOUND

EUR	74,426,000	—	8/30/14	0.309%	3 month EUR-	(59,223)
					EURIBOR-
					REUTERS

EUR	74,426,000	—	8/31/14	1 year EUR-EONIA-	0.11%	(11,809)
				OIS-COMPOUND

EUR	74,426,000	—	8/31/14	0.314%	3 month EUR-	(64,143)
					EURIBOR-
					REUTERS

EUR	74,426,000	—	9/3/14	1 year EUR-EONIA-	0.086%	(37,100)
				OIS-COMPOUND

EUR	74,426,000	—	9/3/14	0.283%	3 month EUR-	(31,953)
					EURIBOR-
					REUTERS

GBP	2,816,000	—	9/23/31	6 month GBP-	3.1175%	14,320
				LIBOR-BBA

KRW	7,150,000,000	—	7/12/18	3.07%	3 month KRW-	(28,989)
					CD-KSDA-
					BLOOMBERG

KRW	16,990,000,000	—	7/12/15	3 month KRW-CD-	2.771%	4,831
				KSDA-BLOOMBERG

SEK	11,362,000	—	10/14/23	2.84%	3 month SEK-	(28,854)
					STIBOR-SIDE

JPMorgan Chase Bank N.A.
CAD	16,294,000	—	2/26/18	3 month CAD-BA-	1.65%	(172,810)
				CDOR

CAD	2,585,000	—	8/6/23	3 month CAD-BA-	3.01625%	44,385
				CDOR

CAD	6,100,000	—	9/17/23	3 month CAD-BA-	3.23%	199,157
				CDOR

Absolute Return 300 Fund	51

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A. cont.
ZAR	153,621,000	$—	7/10/15	5.90%	3 month ZAR-	$(46,468)
					JIBAR-SAFEX

ZAR	69,125,000	—	7/10/18	3 month ZAR-	7.11%	54,948
				JIBAR-SAFEX

Total		$—				$316,247

E Extended effective date.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

GBP	4,975,000	$(104)	9/17/23	2.85375%	6 month GBP-	$(208,671)
					LIBOR-BBA

EUR	73,528,000 E	(393)	9/3/17	1.53%	1 month EUR-	(468,608)
					EONIA-OIS-
					COMPOUND

EUR	7,178,000	(67)	7/17/23	1.918%	6 month EUR-	(43,996)
					EURIBOR-
					REUTERS

EUR	5,492,000	(52)	7/17/23	1.906%	6 month EUR-	(25,204)
					EURIBOR-
					REUTERS

EUR	7,269,000	(69)	9/3/23	6 month EUR-	2.1825%	253,360
				EURIBOR-REUTERS

EUR	8,708,000	(85)	10/21/23	6 month EUR-	2.168%	243,420
				EURIBOR-REUTERS

JPY	980,216,000	(176)	7/12/43	2.024375%	6 month JPY-	(763,967)
					LIBOR-BBA

JPY	306,742,000	(56)	10/3/43	6 month JPY-	1.8425%	80,432
				LIBOR-BBA

JPY	4,717,089,000	(191)	7/12/18	6 month JPY-	0.5175%	472,262
				LIBOR-BBA

JPY	490,108,000	(89)	7/18/43	1.9825%	6 month JPY-	(326,890)
					LIBOR-BBA

JPY	2,358,545,000	(96)	7/18/18	6 month JPY-	0.4825%	192,757
				LIBOR-BBA

JPY	3,537,817,000	(145)	8/28/18	0.4475%	6 month JPY-	(211,092)
					LIBOR-BBA

JPY	738,080,000	(30)	10/3/18	0.403%	6 month JPY-	(24,288)
					LIBOR-BBA

JPY	368,090,000	(68)	10/15/43	6 month JPY-	1.73%	(12,989)
				LIBOR-BBA

EUR	8,600,000	(150)	9/12/23	2.33%	6 month EUR-	(454,508)
					EURIBOR-
					REUTERS

52 Absolute Return 300 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$1,159,000	$(73)	9/25/23	3 month USD-	2.92%	$29,728
				LIBOR-BBA

EUR	3,125,500	(56)	10/21/23	6 month EUR-	2.171%	88,536
				EURIBOR-REUTERS

EUR	2,249,000	(40)	9/19/23	2.215%	6 month EUR-	(84,175)
					EURIBOR-
					REUTERS

EUR	9,024,000	(164)	11/4/23	6 month EUR-	1.961%	(409)
				EURIBOR-REUTERS

GBP	2,454,000	(49)	7/31/23	2.44375%	6 month GBP-	29,358
					LIBOR-BBA

JPY	738,080,000	(61)	10/3/18	0.403%	6 month JPY-	(24,318)
					LIBOR-BBA

JPY	306,742,000	(106)	10/3/43	6 month JPY-	1.843%	80,788
				LIBOR-BBA

EUR	3,125,500	(56)	10/18/23	6 month EUR-	2.219%	108,911
				EURIBOR-REUTERS

EUR	8,423,000	(150)	10/15/23	6 month EUR-	2.155%	226,917
				EURIBOR-REUTERS

EUR	13,700,000	(242)	6/20/23	1.835%	6 month EUR-	23,457
					EURIBOR-
					Telerate

EUR	18,700,000 E	(272)	7/2/23	2.895%	6 month EUR-	(74,411)
					EURIBOR-
					Telerate

EUR	18,700,000 E	(273)	7/3/23	2.89%	6 month EUR-	(68,064)
					EURIBOR-
					REUTERS

EUR	47,128,000	(811)	7/15/23	1.945%	6 month EUR-	(458,750)
					EURIBOR-
					REUTERS

EUR	2,698,000	(47)	9/3/23	2.1735%	6 month EUR-	(90,981)
					EURIBOR-
					REUTERS

EUR	7,482,000 E	(111)	9/3/23	3.0925%	6 month EUR-	(99,564)
					EURIBOR-
					REUTERS

EUR	16,398,000	(298)	11/4/23	6 month EUR-	1.95%	(23,787)
				EURIBOR-REUTERS

GBP	62,200,000 E	(378)	10/23/16	6 month GBP-	1.645%	44,501
				LIBOR-BBA

GBP	2,863,000	(59)	8/8/23	2.5975%	6 month GBP-	(27,463)
					LIBOR-BBA

GBP	8,800,000	(163)	10/23/20	2.144%	6 month GBP-	(25,367)
					LIBOR-BBA

	$679,048,300 E	1,508,099	12/18/15	3 month USD-	0.75%	(2,389,637)
				LIBOR-BBA

Absolute Return 300 Fund	53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$260,391,900 E	$2,688,594	12/18/18	3 month USD-	2.05%	$(4,065,971)
				LIBOR-BBA

	28,623,000 E	(147,046)	12/18/43	3 month USD-	3.85%	1,177,340
				LIBOR-BBA

	128,223,600 E	1,729,319	12/18/23	3 month USD-	3.15%	(3,117,533)
				LIBOR-BBA

	28,650,000 E	(43,942)	12/18/15	3 month USD-	0.65%	63,496
				LIBOR-BBA

	74,292,000 E	628,555	12/18/18	1.95%	3 month USD-	(935,292)
					LIBOR-BBA

	9,958,000 E	273,006	12/18/23	3.05%	3 month USD-	(12,291)
					LIBOR-BBA

EUR	4,354,000	(79)	10/22/23	6 month EUR-	2.125%	97,485
				EURIBOR-REUTERS

EUR	8,701,000	(158)	11/1/23	6 month EUR-	1.997%	43,198
				EURIBOR-REUTERS

GBP	1,981,000	(40)	8/6/23	2.581%	6 month GBP-	(14,905)
					LIBOR-BBA

GBP	62,200,000 E	(377)	10/21/16	6 month GBP-	1.75%	127,279
				LIBOR-BBA

GBP	8,800,000	(134)	10/21/20	2.222%	6 month GBP-	(100,879)
					LIBOR-BBA

Total		$6,630,617				$(10,770,785)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$1,214,823	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(22,956)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
979,577	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,175
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

222,861	—	1/12/41	5.00% (1 month	Synthetic MBX Index	460
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,737,849	—	1/12/40	4.50% (1 month	Synthetic MBX Index	14,332
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,814,580	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(37,661)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

54 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$6,767,796	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$15,029
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,986,601	—	1/12/41	5.00% (1 month	Synthetic MBX Index	15,163
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

22,316,846	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(196,209)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

8,196,695	—	1/12/41	5.00% (1 month	Synthetic MBX Index	20,760
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,038,627	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,696
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,932,990	—	1/12/40	4.00% (1 month	Synthetic MBX Index	15,967
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,519,313	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,848
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,326,984	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(21,756)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

19,371,158	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(170,310)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

19,705,494	—	1/12/41	5.00% (1 month	Synthetic MBX Index	49,909
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,796,844	—	1/12/40	4.00% (1 month	Synthetic MBX Index	47,883
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

677,539	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(13,723)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

443,074	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(2,157)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,429,871	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(21,363)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,045,288	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,647
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,038,627	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,696
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Absolute Return 300 Fund 55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$14,167,176	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(124,557)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

10,281,863	—	1/12/40	4.00% (1 month	Synthetic MBX Index	84,930
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

8,176,122	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(71,884)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

18,216,698	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(255,121)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,465,988	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(90,555)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,632,301	—	1/12/40	4.50% (1 month	Synthetic MBX Index	6,258
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,209,066	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,685
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,565,781	—	1/12/40	4.50% (1 month	Synthetic MBX Index	29,008
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

33,658,868	—	1/12/41	5.00% (1 month	Synthetic MBX Index	85,250
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,322,798	—	1/12/41	5.00% (1 month	Synthetic MBX Index	21,080
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

420,850	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,066
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

858,458	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,906
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,783,969	—	1/12/40	5.00% (1 month	Synthetic MBX Index	6,182
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,018,298	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,482
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

715,543	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,631)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

757,253	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,658)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

56 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$19,268,596	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(169,409)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

24,844,284	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(56,638)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

13,763,300	—	1/12/38	6.50% (1 month	Synthetic MBX Index	121,006
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

17,745,971	—	1/12/39	6.00% (1 month	Synthetic MBX Index	40,456
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,910,441	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,050)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,455,281	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,025)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,455,281	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,025)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,214,823	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(22,956)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,920,451	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,064)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

7,585,140	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(10,554)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,920,451	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,064)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,054,479	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(9,271)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,324,144	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(21,571)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,149,614	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,912
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

839,830	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(13,681)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,060,755	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(26,910)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Absolute Return 300 Fund	57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$1,542,762	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(7,511)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	3,877,233	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	54,300
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	5,830,892	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(8,113)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	3,438,300	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(30,229)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	4,689,107	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	87,370
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	3,733,191	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	70,546
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	4,895,333	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(43,040)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	5,151,077	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(45,288)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

EUR	2,698,000	—	9/3/23	1.875%	Eurostat Eurozone	34,258
					HICP excluding
					tobacco

Citibank, N.A.
	$1,695,047	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,293
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,406,884	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,563
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	922,156	—	1/12/41	(3.50%) 1 month	Synthetic TRS Index	9,987
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	9,943,625	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	201,394
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Credit Suisse International
	2,025,751	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,131
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	23,114	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(324)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

58 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$7,214,226	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(63,427)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

938,189	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(17,729)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,214,823	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(22,956)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,733,191	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	70,546
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

3,693,152	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	69,789
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

5,818,031	19,999	1/12/41	5.00% (1 month	Synthetic TRS Index	(77,182)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

5,814,919	909	1/12/41	(5.00%) 1 month	Synthetic TRS Index	111,659
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Deutsche Bank AG
7,214,226	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(63,427)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Goldman Sachs International
1,605,887	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(7,818)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,628,298	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(27,401)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,341,761	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(21,137)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,508,703	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(14,106)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

14,520,090	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(135,755)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,453,474	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(26,550)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

9,899,339	—	1/12/41	5.00% (1 month	Synthetic MBX Index	25,073
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Absolute Return 300 Fund 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$3,367,743	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(47,165)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,310,505	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(62,558)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

6,984,690	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(93,460)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,984,690	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(93,460)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

699,810	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,801)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,743,137	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(59,285)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,533,275	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(22,272)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,624,814	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(15,191)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,748,811	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(25,700)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

312,496	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,521)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,654,478	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(69,058)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

10,574,364	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(214,169)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,889,545	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(27,016)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,726,053	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(16,138)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,778,964	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(54,030)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,254,554	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(6,108)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

60 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$4,849,491	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(67,916)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

603,912	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,458)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

9,237,575	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(81,216)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

744,749	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,626)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,527,372	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(7,436)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

409,167	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,597)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,091,152	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(9,593)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,482,403	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(7,217)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,964,806	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(14,434)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,008,320	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(9,777)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

925,585	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,506)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

6,168,043	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(30,029)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

10,245,633	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(137,094)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,161,596	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	16,268
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,161,596	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	16,268
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,085,673	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	39,413
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

Absolute Return 300 Fund	61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$6,998,100	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$98,007
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	922,156	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(9,987)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	10,963,338	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	53,374
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	10,422,058	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(97,441)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	1,508,796	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(21,130)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,475,077	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(27,874)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	1,214,823	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(22,956)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	1,878,127	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(26,303)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	453,625	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	8,572
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	2,027,629	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	28,397
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,027,629	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	28,397
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	18,054,000	—	8/9/18	2.2575%	USA Non Revised	79,438
					Consumer Price
					Index-Urban (CPI-U)

	18,054,000	—	8/15/18	2.225%	USA Non Revised	52,898
					Consumer Price
					Index-Urban (CPI-U)

	362,172	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	6,844
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

EUR	13,700,000	—	6/20/23	1.84%	Eurostat Eurozone	226,190
					HICP excluding
					tobacco

EUR	16,398,000	—	11/4/23	(1.825%)	Eurostat Eurozone	(35,378)
					HICP excluding
					tobacco

62 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
$10,303,947	$—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	$96,336
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

434,738	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	6,086
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$20,908				$(1,323,469)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$11,962	$175,000	5/11/63	300 bp	$1,931
BBB Index

CMBX NA	BBB–/P	22,719	377,000	5/11/63	300 bp	1,111
BBB Index

CMBX NA	BBB–/P	46,609	755,000	5/11/63	300 bp	3,335
BBB Index

CMBX NA	BBB–/P	44,403	779,000	5/11/63	300 bp	(247)
BBB Index

Barclays Bank PLC
CMBX NA	BBB–/P	69,177	624,000	5/11/63	300 bp	33,411
BBB Index

Irish Gov’t, 4.50%,	—	(60,491)	755,000	9/20/17	(100 bp)	(61,048)
4/18/2020

Obrigacoes Do	—	(123,188)	755,000	9/20/17	(100 bp)	(58,679)
Tesouro, 5.45%,
9/23/13

Credit Suisse International
CMBX NA	BBB–/P	2,527	86,000	5/11/63	300 bp	(2,402)
BBB Index

CMBX NA	BBB–/P	28,614	295,000	5/11/63	300 bp	11,705
BBB Index

CMBX NA	BBB–/P	36,301	297,000	5/11/63	300 bp	19,278
BBB Index

CMBX NA	BBB–/P	5,913	309,000	5/11/63	300 bp	(11,798)
BBB Index

CMBX NA	BBB–/P	2,862	369,000	5/11/63	300 bp	(18,288)
BBB Index

CMBX NA	BBB–/P	37,649	473,000	5/11/63	300 bp	10,539
BBB Index

CMBX NA	BBB–/P	66,775	591,000	5/11/63	300 bp	32,901
BBB Index

CMBX NA	BBB–/P	39,799	605,000	5/11/63	300 bp	5,122
BBB Index

Absolute Return 300 Fund 63

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	BBB–/P	$46,921	$606,000	5/11/63	300 bp	$12,187
BBB Index

CMBX NA	BBB–/P	48,354	606,000	5/11/63	300 bp	13,620
BBB Index

CMBX NA	BBB–/P	18,774	617,000	5/11/63	300 bp	(16,591)
BBB Index

CMBX NA	BBB–/P	10,889	618,000	5/11/63	300 bp	(24,533)
BBB Index

CMBX NA	BBB–/P	10,094	657,000	5/11/63	300 bp	(27,563)
BBB Index

CMBX NA	BBB–/P	8,580	739,000	5/11/63	300 bp	(33,777)
BBB Index

CMBX NA	BBB–/P	54,488	748,000	5/11/63	300 bp	11,615
BBB Index

CMBX NA	BBB–/P	82,769	1,080,000	5/11/63	300 bp	20,867
BBB Index

CMBX NA	BBB–/P	49,531	1,207,000	5/11/63	300 bp	(19,650)
BBB Index

CMBX NA	BBB–/P	14,108	181,000	5/11/63	300 bp	3,734
BBB Index

CMBX NA	BBB–/P	29,363	303,000	5/11/63	300 bp	11,996
BBB Index

CMBX NA	BBB–/P	27,670	318,000	5/11/63	300 bp	9,444
BBB Index

CMBX NA	BBB–/P	27,460	318,000	5/11/63	300 bp	9,234
BBB Index

CMBX NA	BBB–/P	97,926	919,000	5/11/63	300 bp	45,252
BBB Index

CMBX NA	BBB–/P	131,593	1,246,000	5/11/63	300 bp	60,175
BBB Index

Spain Gov’t, 5.50%,	—	(89,008)	755,000	9/20/17	(100 bp)	(74,206)
7/30/2017

Total		$801,143				$(31,325)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2013. Securities rated by Putnam are indicated by “/P.”

64 Absolute Return 300 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$146,910,338	$—

Foreign government and agency bonds and notes	—	37,213,450	—

Mortgage-backed securities	—	432,188,929	—

Purchased options outstanding	—	205,520	—

Purchased swap options outstanding	—	1,050,143	—

Senior loans	—	85,579,724	—

U.S. government and agency mortgage obligations	—	154,478,765	—

U.S. treasury obligations	—	505,893	—

Short-term investments	122,480,344	87,651,960	—

Totals by level	$122,480,344	$945,784,722	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(3,123,839)	$—

Futures contracts	(1,009,125)	—	—

Written swap options outstanding	—	(1,125,897)	—

Forward premium swap option contracts	—	7,560	—

TBA sale commitments	—	(82,859,535)	—

Interest rate swap contracts	—	(17,085,155)	—

Total return swap contracts	—	(1,344,377)	—

Credit default contracts	—	(832,468)	—

Totals by level	$(1,009,125)	$(106,363,711)	$—

The accompanying notes are an integral part of these financial statements.

Absolute Return 300 Fund 65

Statement of assets and liabilities 10/31/13

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $929,545,407)	$947,254,722
Affiliated issuers (identified cost $121,010,344) (Note 5)	121,010,344

Cash	202,995

Foreign currency (cost $2,094) (Note 1)	2,093

Interest and other receivables	6,820,317

Receivable for shares of the fund sold	3,148,741

Receivable for investments sold	1,879,117

Receivable for sales of delayed delivery securities (Note 1)	151,249,825

Receivable for variation margin (Note 1)	881,411

Unrealized appreciation on forward premium swap option contracts (Note 1)	7,560

Unrealized appreciation on forward currency contracts (Note 1)	1,357,025

Unrealized appreciation on OTC swap contracts (Note 1)	5,488,243

Premium paid on OTC swap contracts (Note 1)	272,687

Total assets	1,239,575,080

LIABILITIES

Payable for investments purchased	8,211,350

Payable for purchases of delayed delivery securities (Note 1)	182,151,795

Payable for shares of the fund repurchased	1,653,870

Payable for compensation of Manager (Note 2)	220,441

Payable for investor servicing fees (Note 2)	95,578

Payable for Trustee compensation and expenses (Note 2)	97,878

Payable for distribution fees (Note 2)	258,985

Payable for variation margin (Note 1)	1,281,929

Unrealized depreciation on OTC swap contracts (Note 1)	6,526,790

Premium received on OTC swap contracts (Note 1)	1,094,738

Unrealized depreciation on forward currency contracts (Note 1)	4,480,864

Written options outstanding, at value (premiums $1,050,759) (Notes 1 and 3)	1,125,897

TBA sale commitments, at value (proceeds receivable $83,014,356) (Note 1)	82,859,535

Collateral on certain derivative contracts, at value (Note 1)	1,592,046

Other accrued expenses	19,309

Total liabilities	291,671,005

Net assets	$947,904,075

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$969,779,853

Undistributed net investment income (Note 1)	34,249,109

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(57,991,787)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,866,900

Total — Representing net assets applicable to capital shares outstanding	$947,904,075

(Continued on next page)

66 Absolute Return 300 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($497,067,354 divided by 45,974,424 shares)	$10.81

Offering price per class A share (100/99.00 of $10.81)*	$10.92

Net asset value and offering price per class B share ($12,854,065 divided by 1,195,603 shares)**	$10.75

Net asset value and offering price per class C share ($169,739,674 divided by 15,893,905 shares)**	$10.68

Net asset value and redemption price per class M share ($11,228,488 divided by 1,041,431 shares)	$10.78

Offering price per class M share (100/99.25 of $10.78)*	$10.86

Net asset value, offering price and redemption price per class R share
($824,127 divided by 76,507 shares)	$10.77

Net asset value, offering price and redemption price per class R5 share
($10,609 divided by 975 shares)	$10.88

Net asset value, offering price and redemption price per class R6 share
($2,572,684 divided by 236,512 shares)	$10.88

Net asset value, offering price and redemption price per class Y share
($253,607,074 divided by 23,367,189 shares)	$10.85

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 300 Fund 67

Statement of operations Year ended 10/31/13

INVESTMENT INCOME

Interest (including interest income of $59,570 from investments in affiliated issuers) (Note 5)	$34,620,046

EXPENSES

Compensation of Manager (Note 2)	4,649,541

Investor servicing fees (Note 2)	400,211

Custodian fees (Note 2)	29,263

Trustee compensation and expenses (Note 2)	33,863

Distribution fees (Note 2)	3,072,773

Administrative services (Note 2)	12,614

Other	114,894

Fees waived and reimbursed by Manager (Note 2)	(535,221)

Total expenses	7,777,938

Expense reduction (Note 2)	(2,768)

Net expenses	7,775,170

Net investment income	26,844,876

Net realized gain on investments (Notes 1 and 3)	4,336,934

Net increase from payments by affiliates (Note 2)	11,167

Net realized gain on swap contracts (Note 1)	16,496,034

Net realized loss on futures contracts (Note 1)	(2,232,018)

Net realized gain on foreign currency transactions (Note 1)	3,519,916

Net realized gain on written options (Notes 1 and 3)	3,917,119

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(3,505,904)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	(17,230,251)

Net gain on investments	5,312,997

Net increase in net assets resulting from operations	$32,157,873

The accompanying notes are an integral part of these financial statements.

68 Absolute Return 300 Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/13	Year ended 10/31/12

Operations:
Net investment income	$26,844,876	$33,461,192

Net realized gain (loss) on investments
and foreign currency transactions	26,049,152	(93,671,197)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(20,736,155)	89,933,466

Net increase in net assets resulting from operations	32,157,873	29,723,461

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,528,663)	(7,704,865)

Class B	(179,939)	(126,092)

Class C	(1,212,514)	(738,438)

Class M	(165,473)	(159,111)

Class R	(8,407)	(5,792)

Class R5	(166)	—

Class R6	(169)	—

Class Y	(3,651,161)	(3,956,762)

Decrease from capital share transactions (Note 4)	(30,611,430)	(581,302,700)

Total decrease in net assets	(11,200,049)	(564,270,299)

NET ASSETS

Beginning of year	959,104,124	1,523,374,423

End of year (including undistributed net investment income
of $34,249,109 and $6,322,652, respectively)	$947,904,075	$959,104,124

The accompanying notes are an integral part of these financial statements.

Absolute Return 300 Fund 69

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
October 31, 2013	$10.58	.34	.05	.39	(.16)	—	(.16)	—	$10.81	3.73	$497,067	.78 [d]	3.13 [d]	246 [e]
October 31, 2012	10.38	.31	(.01)	.30	(.10)	—	(.10)	—	10.58	2.97	518,088	.82 [d]	2.94 [d]	238 [e]
October 31, 2011	10.92	.38	(.56)	(.18)	(.32)	(.04)	(.36)	—	10.38	(1.72)	830,296	.87 [d]	3.55 [d]	188 [e]
October 31, 2010	10.65	.45	(.08)	.37	(.10)	—	(.10)	— [f]	10.92	3.53	498,715	1.09	4.18	219 [e]
October 31, 2009†	10.00	.32	.33	.65	— [f]	—	— [f]	— [f]	10.65	6.52*	107,098	1.11*[d]	3.02*[d]	39*

Class B
October 31, 2013	$10.53	.31	.05	.36	(.14)	—	(.14)	—	$10.75	3.46	$12,854	.98 [d]	2.93 [d]	246 [e]
October 31, 2012	10.32	.28	.01	.29	(.08)	—	(.08)	—	10.53	2.86	13,859	1.02 [d]	2.71 [d]	238 [e]
October 31, 2011	10.86	.37	(.58)	(.21)	(.29)	(.04)	(.33)	—	10.32	(2.03)	16,066	1.07 [d]	3.48 [d]	188 [e]
October 31, 2010	10.60	.41	(.08)	.33	(.07)	—	(.07)	— [f]	10.86	3.17	14,957	1.41	3.81	219 [e]
October 31, 2009†	10.00	.26	.34	.60	— [f]	—	— [f]	— [f]	10.60	6.01*	6,056	1.63*[d]	2.49*[d]	39*

Class C
October 31, 2013	$10.44	.25	.06	.31	(.07)	—	(.07)	—	$10.68	2.94	$169,740	1.53 [d]	2.39 [d]	246 [e]
October 31, 2012	10.24	.22	.01	.23	(.03)	—	(.03)	—	10.44	2.23	201,889	1.57 [d]	2.19 [d]	238 [e]
October 31, 2011	10.80	.30	(.57)	(.27)	(.25)	(.04)	(.29)	—	10.24	(2.53)	291,442	1.62 [d]	2.86 [d]	188 [e]
October 31, 2010	10.59	.37	(.08)	.29	(.08)	—	(.08)	— [f]	10.80	2.76	220,223	1.84	3.40	219 [e]
October 31, 2009†	10.00	.28	.31	.59	— [f]	—	— [f]	— [f]	10.59	5.91*	58,151	1.76*[d]	2.66*[d]	39*

Class M
October 31, 2013	$10.55	.33	.05	.38	(.15)	—	(.15)	—	$10.78	3.68	$11,228	.83 [d]	3.08 [d]	246 [e]
October 31, 2012	10.35	.30	— [f]	.30	(.10)	—	(.10)	—	10.55	2.90	11,914	.87 [d]	2.89 [d]	238 [e]
October 31, 2011	10.90	.38	(.57)	(.19)	(.32)	(.04)	(.36)	—	10.35	(1.85)	17,639	.92 [d]	3.56 [d]	188 [e]
October 31, 2010	10.63	.45	(.08)	.37	(.10)	—	(.10)	— [f]	10.90	3.51	13,405	1.16	4.12	219 [e]
October 31, 2009†	10.00	.29	.34	.63	— [f]	—	— [f]	— [f]	10.63	6.32*	1,926	1.24*[d]	2.74*[d]	39*

Class R
October 31, 2013	$10.54	.31	.05	.36	(.13)	—	(.13)	—	$10.77	3.47	$824	1.03 [d]	2.86 [d]	246 [e]
October 31, 2012	10.34	.28	— [f]	.28	(.08)	—	(.08)	—	10.54	2.71	734	1.07 [d]	2.68 [d]	238 [e]
October 31, 2011	10.89	.36	(.57)	(.21)	(.30)	(.04)	(.34)	—	10.34	(1.98)	801	1.12 [d]	3.35 [d]	188 [e]
October 31, 2010	10.62	.43	(.08)	.35	(.08)	—	(.08)	— [f]	10.89	3.28	553	1.34	3.95	219 [e]
October 31, 2009†	10.00	.30	.32	.62	— [f]	—	— [f]	— [f]	10.62	6.22*	88	1.33*[d]	2.87*[d]	39*

Class R5
October 31, 2013	$10.63	.37	.05	.42	(.17)	—	(.17)	—	$10.88	4.03	$11	.53 [d]	3.40 [d]	246 [e]
October 31, 2012‡	10.42	.09	.12	.21	—	—	—	—	10.63	2.02*	10	.18*[d]	.84*[d]	238 [e]

Class R6
October 31, 2013	$10.63	.32 [g]	.11	.43	(.18)	—	(.18)	—	$10.88	4.06	$2,573	.53 [d]	2.91 [d,g]	246 [e]
October 31, 2012‡	10.42	.09	.12	.21	—	—	—	—	10.63	2.02*	10	.18*[d]	.84*[d]	238 [e]

Class Y
October 31, 2013	$10.63	.36	.05	.41	(.19)	—	(.19)	—	$10.85	3.93	$253,607	.53 [d]	3.37 [d]	246 [e]
October 31, 2012	10.43	.33	— [f]	.33	(.13)	—	(.13)	—	10.63	3.21	212,599	.57 [d]	3.20 [d]	238 [e]
October 31, 2011	10.96	.41	(.56)	(.15)	(.34)	(.04)	(.38)	—	10.43	(1.47)	367,131	.62 [d]	3.82 [d]	188 [e]
October 31, 2010	10.67	.48	(.08)	.40	(.11)	—	(.11)	— [f]	10.96	3.81	248,102.84		4.41	219 [e]
October 31, 2009†	10.00	.39	.28	.67	— [f]	—	— [f]	— [f]	10.67	6.72*	75,335	.90*[d]	3.67*[d]	39*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

70 Absolute Return 300 Fund	Absolute Return 300 Fund	71

Financial highlights (Continued)

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

‡ For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12	10/31/11	10/31/09

Class A	0.06%	0.19%	0.18%	0.15%

Class B	0.06	0.19	0.18	0.15

Class C	0.06	0.19	0.18	0.15

Class M	0.06	0.19	0.18	0.15

Class R	0.06	0.19	0.18	0.15

Class R5	0.05	0.05	N/A	N/A

Class R6	0.03	0.03	N/A	N/A

Class Y	0.06	0.19	0.18	0.15

e Portfolio turnover excludes TBA purchase and sale transactions.

f Amount represents less than $0.01 per share.

g The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

72 Absolute Return 300 Fund

Notes to financial statements 10/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2012 through October 31, 2013.

Putnam Absolute Return 300 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to earn a positive total return that exceeds the rate of inflation by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, high yield debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase (on purchases prior to April 5, 2010, a contingent deferred sales charge on class B shares is applicable if they are sold within four years of purchase). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Absolute Return 300 Fund	73

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated

74 Absolute Return 300 Fund

and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to hedge against changes in values of securities it owns, owned or expects to own and to hedge prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The

Absolute Return 300 Fund	75

fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the

76 Absolute Return 300 Fund

fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,847,111 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $4,569,799.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of

Absolute Return 300 Fund	77

the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

78 Absolute Return 300 Fund

At October 31, 2013, the fund had a capital loss carryover of $58,095,749 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$21,012,157	$31,861,705	$52,873,862	*

5,221,887	N/A	5,221,887	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $13,828,073 to increase undistributed net investment income and $13,828,073 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$28,252,559
Unrealized depreciation	(11,580,026)

Net unrealized appreciation	16,672,533
Undistributed ordinary income	29,696,593
Capital loss carryforward	(58,095,749)
Cost for federal income tax purposes	$1,051,533,052

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective March 1, 2013, the fund pays Putnam Management a monthly base fee equal to 0.60% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

Prior to March 1, 2013, the fund paid Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that varied based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates varied as follows:

0.730%	of the first $5 billion,	0.530%	of the next $50 billion,

0.680%	of the next $5 billion,	0.510%	of the next $50 billion,

0.630%	of the next $10 billion,	0.500%	of the next $100 billion and

0.580%	of the next $10 billion,	0.495%	of any excess thereafter.

Absolute Return 300 Fund 79

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

Commencing with the fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 3.00% over the performance period. The maximum annualized performance adjustment rate is +/– 0.12%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.595% of the fund’s average net assets before a decrease of $610,775 (0.069% of the fund’s average net assets) based on performance.

Putnam Management had agreed to limit the fund’s total expenses through June 30, 2013, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would not exceed an annual rate of 0.60% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $535,221 as a result of this limit.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly

80 Absolute Return 300 Fund

sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $11,167 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

Previously, the fund reimbursed Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements was determined annually by the Trustees. Effective March 1, 2013, these fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Effective March 1, 2013, these fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Effective March 1, 2013, these fees are being paid by Putnam Management as part of the management contract. During the reporting period, the expenses for each class of shares related to investor servicing fees that were paid directly by the fund were as follows:

Class A	$216,367	Class R5	4

Class B	5,903	Class R6	2

Class C	83,948	Class Y	88,686

Class M	4,990	Total	$400,211

Class R	311

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,768 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $642, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. Effective March 1, 2013, these fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Effective March 1, 2013, these fees are being paid by Putnam Management as part of the management contract. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is

Absolute Return 300 Fund	81

to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,175,856	Class M	33,429

Class B	59,517	Class R	3,860

Class C	1,800,111	Total	$3,072,773

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,166 and $3 from the sale of class A and class M shares, respectively, and received $4,140 and $6,004 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $10 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,776,408,900 and $1,594,681,910, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $12,423,011 and $12,429,426, respectively.

Written option transactions during the reporting period are summarized as follows:

				Written option
				contract
		Written swap	Written	amounts/
		option contract	swap option	number of	Written option
		amounts	premiums	contracts	premiums

Written options outstanding
at the beginning of the	USD	59,272,000	$1,140,986	—	$—
reporting period	EUR	—	$—	—	$—

Options opened	USD	2,353,687,000	4,921,720	84,000,052	189,902
	EUR	240,012,000	2,769,573	—	—

Options exercised	USD	(204,660,000)	(248,090)	—	—
	EUR	—	—	—	—

Options expired	USD	—	—	(84,000,052)	(189,902)
	EUR	—	—	—	—

Options closed	USD	(2,097,251,000)	(4,763,857)	—	—
	EUR	(240,012,000)	(2,769,573)	—	—

Written options outstanding at	USD	111,048,000	$1,050,759	—	$—
the end of the reporting period	EUR	—	$—	—	$—

82 Absolute Return 300 Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	18,373,435	$197,903,709	9,584,589	$99,378,437

Shares issued in connection with
reinvestment of distributions	624,276	6,567,380	651,575	6,593,943

	18,997,711	204,471,089	10,236,164	105,972,380

Shares repurchased	(21,983,507)	(235,803,855)	(41,263,297)	(427,351,509)

Net decrease	(2,985,796)	$(31,332,766)	(31,027,133)	$(321,379,129)

	Year ended 10/31/13		Year ended 10/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	209,399	$2,241,588	171,422	$1,771,756

Shares issued in connection with
reinvestment of distributions	14,888	156,029	10,602	106,975

	224,287	2,397,617	182,024	1,878,731

Shares repurchased	(345,468)	(3,687,545)	(421,328)	(4,358,200)

Net decrease	(121,181)	$(1,289,928)	(239,304)	$(2,479,469)

	Year ended 10/31/13		Year ended 10/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	3,263,843	$34,760,946	2,552,978	$26,203,722

Shares issued in connection with
reinvestment of distributions	94,430	987,742	57,918	582,079

	3,358,273	35,748,688	2,610,896	26,785,801

Shares repurchased	(6,804,666)	(72,230,609)	(11,730,137)	(120,579,122)

Net decrease	(3,446,393)	$(36,481,921)	(9,119,241)	$(93,793,321)

	Year ended 10/31/13		Year ended 10/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	236,426	$2,535,937	117,273	$1,215,081

Shares issued in connection with
reinvestment of distributions	15,069	158,068	15,179	153,312

	251,495	2,694,005	132,452	1,368,393

Shares repurchased	(339,134)	(3,622,991)	(707,783)	(7,326,760)

Net decrease	(87,639)	$(928,986)	(575,331)	$(5,958,367)

	Year ended 10/31/13		Year ended 10/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	30,362	$325,075	17,883	$184,038

Shares issued in connection with
reinvestment of distributions	801	8,407	573	5,792

	31,163	333,482	18,456	189,830

Shares repurchased	(24,264)	(259,105)	(26,297)	(273,100)

Net increase (decrease)	6,899	$74,377	(7,841)	$(83,270)

Absolute Return 300 Fund 83

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	960	$10,000

Shares issued in connection with
reinvestment of distributions	15	166	—	—

	15	166	960	10,000

Shares repurchased	—	—	—	—

Net increase	15	$166	960	$10,000

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	252,365	$2,731,104	960	$10,000

Shares issued in connection with
reinvestment of distributions	16	169	—	—

	252,381	2,731,273	960	10,000

Shares repurchased	(16,829)	(183,041)	—	—

Net increase	235,552	$2,548,232	960	$10,000

	Year ended 10/31/13		Year ended 10/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	14,046,459	$151,801,447	9,750,614	$101,156,780

Shares issued in connection with
reinvestment of distributions	250,830	2,641,244	237,559	2,411,226

	14,297,289	154,442,691	9,988,173	103,568,006

Shares repurchased	(10,935,137)	(117,643,295)	(25,198,856)	(261,197,150)

Net increase (decrease)	3,362,152	$36,799,396	(15,210,683)	$(157,629,144)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	975	100.00%	$10,609

Class R6	976	0.41	10,619

84 Absolute Return 300 Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$102,975,917	$183,463,642	$213,303,387	$31,767	$73,136,172

Putnam Short Term
Investment Fund*	—	546,388,240	498,514,068	27,803	47,874,172

Totals	$102,975,917	$729,851,882	$711,817,455	$59,570	$121,010,344

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$6,500,000

Purchased swap option contracts (contract amount)	$584,600,000

Written futures contract option contracts (number of contracts) (Note 3)	10

Written TBA commitment option contracts (contract amount) (Note 3)	$13,800,000

Written swap option contracts (contract amount) (Note 3)	$485,700,000

Futures contracts (number of contracts)	900

Forward currency contracts (contract amount)	$811,900,000

OTC interest rate swap contracts (notional)	$3,396,200,000

Centrally cleared interest rate swap contracts (notional)	$835,000,000

OTC total return swap contracts (notional)	$687,500,000

OTC credit default swap contracts (notional)	$10,000,000

Absolute Return 300 Fund 85

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$79,311	Payables	$911,779

Foreign exchange
contracts	Receivables	1,357,025	Payables	4,480,864

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	10,294,218*	depreciation	29,595,549*

Total		$11,730,554		$34,988,192

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(446,520)	$(446,520)

Foreign exchange
contracts	—	—	3,479,685	—	$3,479,685

Interest rate contracts	(4,431,289)	(2,232,018)	—	16,942,554	$10,279,247

Total	$(4,431,289)	$(2,232,018)	$3,479,685	$16,496,034	$13,312,412

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$31,248	$31,248

Foreign exchange
contracts	—	—	(3,623,445)	—	$(3,623,445)

Interest rate contracts	1,866,043	(558,046)	—	(9,060,559)	$(7,752,562)

Total	$1,866,043	$(558,046)	$(3,623,445)	$(9,029,311)	$(11,344,759)

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

86 Absolute Return 300 Fund

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Absolute Return 300 Fund	87

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

88 Absolute Return 300 Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Absolute Return 300 Fund 89

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

90 Absolute Return 300 Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Absolute Return 300 Fund	91

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

92 Absolute Return 300 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and
KPMG LLP	Chief Legal Officer

This report is for the information of shareholders of Putnam Absolute Return 300 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN109
284330 12/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2013	$84,806	$—	$5,275	$ —
October 31, 2012	$88,458	$—	$5,150	$ —

For the fiscal years ended October 31, 2013 and October 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,275 and $5,150 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2013	$ —	$ —	$ —	$ —

October 31, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 27, 2013